CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AWARD CONTRACT

1. THIS CONTRACT IS RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE 1 OF 79 PAGES

2. CONTRACT (*Proc. Inst. Indent.*) NO. 75A50125C00017

3. EFFECTIVE DATE: See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. ASP345468

5. ISSUED BY — CODE: ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

6. ADMINISTERED BY (*If other than Item 5*) — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT
200 INDEPENDENCE AVE, S.W.
Washington DC 20201

SCD-C

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, country, State and ZIP Code*)

CIDARA THEARAPEUTICS INC [***]
SHANEWARD;6310NANCYRIDGEDRIVESTE101
6310 NANCY RIDGE DRIVE STE 101
SAN DIEGO CA 92121

CODE [***] | FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (*See below*)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN | ITEM

11. SHIP TO/MARK FOR — CODE: OS

Office of the Secretary
Office of the Secretary
200 Independence Ave. S.W.
Washington DC 20201

12. PAYMENT WILL BE MADE BY — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVEL
200 INDEPENDENCE AVE, S.W; ROOM 640
Washington DC 20201

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☐ 10 U.S.C. 2304 (c) ( ) ☐ 41 U.S.C. 3304 (a) ( )

14. ACCOUNTING AND APPROPRIATION DATA
2025.Q990106.25103

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Continued				

15G. TOTAL AMOUNT OF CONTRACT $58,051,983.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
	PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES		
	A	SOLICITATION/CONTRACT FORM	1-2		I	CONTRACT CLAUSES	68-78
	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4-28		PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH		
	C	DESCRIPTION/SPECS./WORK STATEMENT	29-31		J	LIST OF ATTACHMENTS	79
	D	PACKAGING AND MARKING	32		PART IV – REPRESENTATIONS AND INSTRUCTIONS		
	E	INSPECTION AND ACCEPTANCE	33-34		K	REPRESENTATONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
	F	DELIVERIES OR PERFORMANCE	35-55				
	G	CONTRACT ADMINISTRATION DATA	56-62		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
	H	SPECIAL CONTRACT REQUIREMENTS	63-67		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. ☐ CONTRACTOR' S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return __________ copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. ☒ SEALED-BID AWARD (*Contractor is not required to sign this document.*) Your bid on Solicitation Number ____________________,
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (*Type or print*)

20A. NAME OF CONTRACTING OFFICER
RYAN D. MARION

19B. NAME OF CONTRACTOR
CIDARA THEARAPEUTICS INC.
[***]
BY /s/ J Stein
(*Signature of person authorized to sign*)

19C. DATE SIGNED 9/29/2025

20B. UNITED STATES OF AMERICA
BY /s/ Ryan D. Marion
(*Signature of the Contracting Officer*)

20C. DATE SIGNED 9/30/2025

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable
Prescribed by GSA - FAR (48 CFR) 53.214(a)
STANDARD FORM 26 (Rev. 3/2013)

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50125C00017 | PAGE 2 OF 79

NAME OF OFFEROR OR CONTRACTOR
CIDARA THEARAPEUTICS INC [***]

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Tax ID Number: 46-1537286 UEI: [***] ASPR-25-01615 Cidara-Development of CD388 as a long-lasting prophylactic antiviral option for protection against infection and health impacts caused by influenza Delivery: 09/29/2027 Appr. Yr.: 2025 CAN: Q990106 Object Class: 25103 Period of Performance: 09/30/2025 to 09/29/2027				
1	BASE - Development of CD388 as a long-lasting prophylactic antiviral option for protection against infection and health impacts caused by influenza Obligated Amount: $58,051,983.00				58,051,983.00
2	Option 1 - [***] Amount: $[***] (Option Line Item)				0.00
3	Option 2 - [***] Amount: $[***] (Option Line Item)				0.00
4	Option 3 - [***] Amount: $[***](Option Line Item)				0.00
5	Option 4 - [***] Amount: $[***] (Option Line Item)				0.00
6	Option 5 - [***] Amount: $[***] (Option Line Item)				0.00
7	Option 6 - [***] Amount: $[***] (Option Line Item)				0.00
8	Option 7 - [***] Amount: $[***] (Option Line Item)				0.00
9	Option 8 - [***] Amount: $[***] (Option Line Item)				0.00
10	Option 9 - [***] Amount: $[***] (Option Line Item)				0.00

AUTHORIZED FOR LOCAL REPRO
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

75A50125C0017 Page 3 of 79 CONTRACT TABLE OF CONTENTS PART I – THE SCHEDULE ..................................................................................................................... 4 SECTION B – SUPPLIES OR SERVICES AND PRICE/COSTS .................................................... 4 SECTION C – DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENT ................................ 29 SECTION D – PACKAGING, MARKING, & SHIPPING .................................................................. 32 SECTION E – INSPECTION AND ACCEPTANCE ......................................................................... 33 SECTION F – DELIVERIES OR PERFORMANCE .......................................................................... 35 SECTION G – CONTRACT ADMINISTRATION DATA ................................................................... 56 SECTION H – SPECIAL CONTRACT REQUIREMENTS ............................................................... 63 PART II – CONTRACT CLAUSES ........................................................................................................ 68 SECTION I – CONTRACT CLAUSES ................................................................................................ 68 PART III – LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS ........................... 79 SECTION J – LIST OF ATTACHMENTS ............................................................................................ 79

75A50125C0017 Page 4 of 79 PART I – THE SCHEDULE SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES The Influenza and Emerging Infectious Diseases (IEID) Therapeutics Program is focused on the development of antivirals to provide pre-exposure prophylactic treatment options for pandemic preparedness (to bridge the gap between recognition of an influenza pandemic and vaccine availability) and for people in whom influenza vaccines have inadequate efficacy and are at a high risk of severe complications from seasonal influenza infections. The scope of work for this contract includes non-clinical, clinical, and manufacturing development activities, and associated regulatory, quality assurance, management, and administrative activities necessary to bring CD388 to regulatory approval. CD388 is a novel influenza prophylactic with the potential to revolutionize both seasonal and pandemic influenza protection and consists of an influenza antiviral (zanamivir) that has been conjugated to an Fc fragment. The work under this project will accelerate the clinical development of CD388 and establish US-based manufacturing capabilities for CD388. The comprehensive non-clinical and clinical data generated will support both EUA and BLA submissions. The Contractor's success in completing the required tasks under the work segments must be demonstrated through the Deliverables and Milestones specified under SECTION F of this contract. B.2. CONTRACT COST 1. The total estimated cost of the base period of this contract is $[***]. The fixed fee for the base period of this contract is $[***]. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. 2. The Contractor shall maintain records of all contract costs and such records shall be subject to FAR 52.215-2 (Jun 2020), Audit and Records – Negotiation and incorporated by reference into the contract in SECTION I. 3. The amount currently obligated will cover base performance of the contract. The period of performance may be adjusted by mutual agreement. 4. The Contractor is responsible for managing its performance in accordance with the final Statement of Work and costs/prices incorporated into this contract. The Government is not obligated to reimburse the Contractor for costs incurred in excess of costs/prices agreed upon at time of award. B.2.1. CONTRACT PERIODS This contract consists of a twenty-four (24) month base period and nine (9) option periods. The base period is (a) to evaluate the effectiveness of CD388 as a long-lasting prophylactic antiviral drug candidate for the long- term prevention of health impacts from both seasonal influenza and influenza strains of pandemic potential through comprehensive nonclinical testing; (b) establish a robust and secure domestic manufacturing infrastructure for CD388 by transferring production processes to a US-based CDMO; and (c) to perform a

75A50125C0017 Page 5 of 79 bridging Safety/PK clinical trial in healthy adults 18-64 years old to support higher concentration formulation of CD388. The objective of Option period one (1) is to [***]. Option period two (2) is to [***]. The objective of Option period three (3) is to [***]. The objective of Option period four (4) is to [***]. The objective of Option period five (5) is to [***]. The objective of Option period six (6) is to [***]. The objective of Option period seven (7) is to [***]. Option period eight (8) is to [***]. Option period nine (9) is to [***]. B.2.2. CONTRACT TYPE This is a Hybrid Cost Reimbursement contract with Cost Plus Fixed-Fee (CPFF) and Cost Share CLINs. B.2.3. COST REIMBURSMENT OPTIONS a. The contract includes optional, cost sharing options [***] and cost-plus- fixed-fee Options [***]. Pursuant to FAR Clause 52.217-7, Option for Increased Quantity-Separately Priced Line Item; FAR Clause 52.217-8, Option to Extend Services; FAR 52.217-9, Option to Extend the Term of the Contract, set forth in ARTICLE I of this contract, the Government may require the Contractor to perform additional options set forth in the Statement of Objectives. Options are defined in SECTIONS B and F of the contract. b. Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTONS C and F, for the prices set forth in ARTICLE B.2 of the contract. c. The Government may modify the contract unilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with FAR 52.217-9. d. If the Government decides to exercise an option, the Government will provide the Contractor a preliminary written notice of its intent as referenced in the clause. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The tentative time frame for period of performance and estimated cost of the contract will be increased as set forth below in B.2.4. B.2.4. CONTRACT LINE-ITEM NUMBERS (CLINS) SCHEDULE The following table provides the CLIN structure including the period of performance and costs for the base period and option periods:

75A50125C0017 Page 6 of 79 CLIN Period of Performance Supplies/Services USG Estimated Costs Fee Contractor Cost Share Estimated Costs Total Estimated Cost (or CPFF) 0001 - Base Period [***] 30 Sept 2025 to 23 Sept 2027 (24 months) Development of CD388 as a long- lasting prophylactic anti- viral drug candidate, including Bridging Safety/PK Clinical Trial to support higher concentration formulation $[***] $[***] $[***] $58,051,983 0002 - Option Period One [***] [***] [***] $[***] $[***] $[***] $[***] 0003 - Option Period Two [***] [***] [***] $[***] $[***] $[***] $[***] 0004 - Option Period Three [***] [***] [***] $[***] $[***] $[***] $[***] 0005 - Option Period Four [***] [***] $[***] $[***] $[***] $[***]

75A50125C0017 Page 7 of 79 [***] [***] [***] 0006 - Option Period Five [***] [***] [***] $[***] $[***] $[***] $[***] 0007 - Option Period Six [***] [***] [***] $[***] $[***] $[***] $[***] 0008- Option Period Seven [***] [***] [***] $[***] $[***] $[***] $[***] 0009 - Option Period Eight [***] [***] [***] $[***] $[***] $[***] $[***] 0010 - Option Period Nine [***] [***] [***] $[***] $[***] $[***] $[***] Total $329,577,123 $9,612,358 $192,257,725 $531,447,206

75A50125C0017 Page 8 of 79 B.3. LIMITATIONS APPLICABLE TO DIRECT COSTS a. Items Unallowable Unless Otherwise Provided Notwithstanding the clauses and unless authorized in writing by the CO or set forth in the Statement of Work, the cost of the following items or activities shall be unallowable as direct costs: 1) Acquisition, by purchase or lease, of any interest in real property; 2) Special rearrangement or alteration of facilities; 3) Accountable Government Property (see the HHS Contracting Guide for Control for Government Property incorporated by Article G.8. of this contract); Note: this includes the lease or purchase of any item of general purpose office furniture or office equipment regardless of dollar value; 4) Purchase or lease of scientific instruments or equipment over $[***]; 5) Travel to attend general scientific meetings/conferences; 6) Printing Costs (as defined in the Government Printing and Binding Regulations); 7) Overtime (premium) compensation; 8) Foreign Travel; 9) Entering into certain types of subcontracting arrangements (see Article B.4.1.) for specific obligations). Note that most consulting agreements require CO’s written consent; 10) Refreshment and Meal Expenditures; 11) Payment of regulatory submission fees to the FDA or other U.S. regulatory agency; 12) BLA licensing or renewal fees. B.4. ADVANCE UNDERSTANDINGS This Contract contains advanced understandings between the Government and the Contractor. Specific elements of cost, which normally require prior written approval of the CO before the incurrence of the costs, will be included in this Section if the CO has granted approval prior to contract award. B.4.1. Subcontracts Prior written consent from the CO in the form of Contracting Officer Authorization (COA) is required for any subcontract that: • Is of the cost-reimbursement, time-and-materials or labor-hour type or • Is of the fixed price type and exceeds $[***] The CO shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the CO, the Contractor shall provide a copy of the signed, executed subcontract and/or consulting agreement to the CO within [***]calendar days. The supporting documents shall include, but not be limited to: 1. Competition activities, as well as technical and cost/price evaluation activities performed, in the selection of the subcontractor(s); 2. The subcontractor’s qualifications/capabilities statement as they pertain to the activities included in the proposed subcontract;

75A50125C0017 Page 9 of 79 3. The subcontractor’s willingness to perform under the Contractor (i.e., commitment letters/preliminary agreements), with a list of specific duties included in the proposed subcontract; 4. A complete subcontractor cost proposal or quote, in similar format as the Contractor’s cost proposal. Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Section. B.4.2. Sharing of contract deliverables within United States Government (USG) Subject to the data rights provisions of FAR 52.227-14 and 52.227-14 Alt. II, in an effort to build a robust medical countermeasure pipeline through increased collaboration, the Government may share technical deliverables with Government entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio Advisory Committee (PAC) Charter, and agreements between BARDA and the Department of Defense (DoD), the National Institutes of Health (NIH), the Centers for Disease Control and Prevention (CDC), and the Food and Drug Administration (FDA), BARDA may share technical deliverables and test results created in the performance of this Contract with the United States Government and entities within the Integrated Portfolio. This advance understanding does not authorize the Government to share financial or technical information, technical deliverables, or any other data outside of the United States Government. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data – General, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables. B.4.3. Rights in Data The contract incorporates FAR Clause 52.227-14, Rights in Data--General and 52.227-14 Alt II. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables. Unlimited rights mean the rights of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so. the Government shall have unlimited rights in- (i) Data first produced in the performance of this contract; (ii) Form, fit, and function data delivered under this contract; (iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and (iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software B.4.4. Organizational Conflict of Interest 1. General: For the purpose of this clause, “Consultant” is defined as a company, firm, LLC, sole proprietor, joint venture member, independent contractor, subcontractor, affiliate, or similar entity that is not an employee of the Contractor.

75A50125C0017 Page 10 of 79 2. Disclosure: The Contractor shall report contacts with Consultants who are paid to furnish advice, information, direction, or assistance to the Contractor or any subcontractor in support of the requirements of this contract. The report shall include the following information: i. The name, title, and contact information for the Consultant, including the name and contact information for his/her company/firm/etc. ii. The name, title, and contact information for a Contractor’s point of contact, including the name and contact information for the prime contractor if the consulting services were received by a subcontractor. iii. The nature of the consulting services received. The contractor shall perform a Conflict of Interest (COI) check prior to using any consultant. 3. Resolution: The responsible CO will review the Contractor’s disclosure to determine whether an actual or appearance of a conflict of interest exists based on the information disclosed by the Contractor and/or from other sources. The framework for the CO’s review will be FAR Subpart 9.5, Organizational and Consultant Conflicts of Interest. If an actual or appearance of a conflict of interest exists, the CO will take action which may include, but is not limited to, requesting a mitigation plan from the Contractor. B.4.5. Public Readiness and Emergency Preparedness (“PREP ACT”) Coverage The Federal Government may not use, or authorize the use of, any products or materials provided under either this contract or any future purchase from Contractor's domestic manufacturing capacity unless such use occurs in the United States and is protected from liability under a declaration issued under the Public Readiness and Emergency Preparedness Act, 42 U.S.C. § 247d-6d. B.4.6. Rights of Refusal The Government’s rights to data first developed in the performance of this Contract and the Government’s rights to use Subject Inventions developed under this Contract shall survive any transfer of such title to a Subject Invention any third party. The Government may either exercise or waive this first right of refusal in writing and submit to the Contractor within [***] calendar days of the initial notification to the Government of the Contractor’s intent to conduct any such transfer of title to a Subject Invention. This Article shall not apply to transfers of title to technology created with the use of funding obtained outside of this Contract. B.4.7. Clinical Terms of Award BARDA has the responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants in BARDA-funded clinical trials. Therefore, the Contractor shall develop a protocol for the clinical trial funded under the Contract and submit all such protocols and protocol amendments to the COR for evaluation and comment. Approval by the COR is required before work under a protocol may begin, pursuant to the terms set forth by Article F.2. of the Contract. The COR comments will be forwarded to the Contractor within [***]business days. The Contractor must address, in writing, all concerns (e.g., study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

75A50125C0017 Page 11 of 79 If the draft protocols are to be submitted to the FDA, the COR review shall occur before submission, pursuant to the terms set forth by Article F.2. of the Contract. The Contractor shall revise their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by Article F.2. of this contract. Execution of clinical studies require written authorization from BARDA. BARDA can provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; and 2) receiving documentation that the FDA has reviewed and commented on the protocol. For purposes of the Contract, “Execution” or “Start” of a clinical study shall mean enrollment of the first subject or patient. BARDA shall have unlimited rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under the Contract, as set forth in the FAR clauses referenced in PART II of the Contract. BARDA reserves the right to request that the Contractor provide any contract deliverable identified in SECTION F in a non-proprietary form to ensure BARDA has the ability to review and distribute the deliverables as BARDA deems necessary. Important information regarding performing human subject research is available at https://www.niaid.nih.gov/research/clinical- research. Any technical updates are to be addressed in the Monthly and Annual Technical Progress Reports. The Contractor shall advise the COR or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance. These Clinical Terms of Award regarding safety and monitory issues detail an agreement between BARDA and the Contractor: i. Institutional Review Board or Independent Ethics Committee Approval For the Contractor and other institutions involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and OHRP federal wide assurance (FWA) number. The Contractor must ensure that the application as well as all protocols are reviewed by their IRB or IEC. To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the COR copies of documents related to all major changes in the status of the ongoing protocol, including the following: • All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid. • All changes in informed consent documents, identified by version number, dates, or both and dates it is valid. • Termination or temporary suspension of patient accrual. • Termination or temporary suspension of the protocol. • Any change in IRB approval.

75A50125C0017 Page 12 of 79 • Any other problems or issues that could affect the participants in the study. The Contractor must notify the COR and CO electronically of any of the above changes within [***]working days, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC. ii. Data and Safety Monitoring Requirements in Clinical Trials BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA COR regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following. • Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues. • Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study. • Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy. When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by the COR before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with the CO and COR. Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to BARDA within [***]calendar days of reviews or meetings. iii. BARDA Protocol Review Process Before Patient Enrollment Begins – The COR has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place at each participating institution, prior to patient accrual or enrollment:

75A50125C0017 Page 13 of 79 • IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria. • Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name. • IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid. • Plans for the management of side effects. • Procedures for assessing and reporting adverse events. • Plans for data and safety monitoring (see above) and monitoring of the clinical study site, pharmacy, and laboratory. • Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects. Documentation to demonstrate that each of the above items are in place shall be submitted to the COR for evaluation and comment in conjunction with the protocol. Execution of clinical studies requires written authorization from the CO in accordance with this Section of this contract. iv. Investigational New drug or Investigational Device Exemption Requirements Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE). Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments. Unless FDA notifies Contractor otherwise, The Contractor must wait [***] calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial. v. Required Time-Sensitive Notification Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible COR as follows: i. Expedited safety report of unexpected or life-threatening experience or death: A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than [***] calendar days after

75A50125C0017 Page 14 of 79 the IND sponsor’s receipt of the information, must be submitted to the COR within [***]hours of FDA notification. ii. Expedited safety reports of serious and unexpected adverse experiences: A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than [***] calendar days after the IND sponsor’s receipt of the information, must be submitted to the COR within [***]hours of FDA notification. For medical devices, adverse events should be reported under the MedWatch (MDR) program with reporting timelines of [***]calendar days for serious adverse events or [***]days for reportable events. iii. IDE reports of unanticipated adverse device effect: A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within [***]hours of FDA notification. iv. Expedited safety reports: Sent to the COR concurrently with the report to FDA. v. Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to BARDA annually. In case of problems or issues, the COR will contact the Contractor within [***] business days by email to the Contractor’s Project Manager, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed. vi. Safety reporting for research not performed under an IND or IDE. Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the COR and the Contractor. B.4.8. Human Subjects The Contractor shall submit all human clinical protocols and informed consent documents to BARDA for review and comment prior to submission to another entity. Research involving human subjects shall not be conducted under this contract until the study protocol has been approved by BARDA, written notice of such approval has been provided by the CO, and the Contractor has provided to the CO a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self-designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310). When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly

75A50125C0017 Page 15 of 79 Optional Form 310) certifying IRB review and approval of the research. B.4.9. Animal Welfare All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS Policy). The PHS policy can be accessed at: https://olaw.nih.gov/policies-laws/phs-policy.htm. Primate studies will not begin until the CRO's IACUC and the Contractor's Animal Welfare Department provide final approval of the study protocol. B.4.10. Information on Compliance with Animal Care Requirements 1. Registration with the USDA is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), https://www.nal.usda.gov/animal-health-and-welfare/animal-welfare-act. 2. The PHS Policy is administered by the OLAW https://olaw.nih.gov/ . An essential requirement of the PHS Policy (https://olaw.nih.gov/policies-laws/phs-policy.htm) is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U.S. Public Health Service. If the Contractor does not have an assurance and will be utilizing a subcontractor to perform the animal work, then the Contractor and subcontractor must have an Inter- Institutional Assurance in place to allow the Contractor to utilize the assurance of the subcontractor to meet the Government's requirements for assurance. The request for this negotiation of this assurance must be submitted to OLAW by the Government on behalf of the Contractor. 3. The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals https://nap.nationalacademies.org/catalog/12910/guide-for-the-care-and-use-of-laboratory- animals-eighth and that they comply with the regulations (9 CFR, Subchapter A) https://www.nal.usda.gov/animal-health-and-welfare/animal-welfare-act issued by the USDA under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy. 4. The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC accreditation is not required to conduct biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org. B.4.11. Approval of Required Assurance by Law Under governing regulations, federal funds that are administered by the Department of Health and Human Services, BARDA shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2136 and 9 CFR

75A50125C0017 Page 16 of 79 Sections 2.25-2.28 is submitted by Contractor [***]days prior to commencing research involving live vertebrate animals and approved by the OLAW. Each performance site (if any) must also assure compliance with 7 U.S.C. 2136 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities that do not directly involve live vertebrate animals (i.e., are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2136 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at https://olaw.nih.gov/policies-laws/phs-policy.htm. B.4.12. Man in Plant With [***] days advanced notice to the Contractor, in writing from the CO, BARDA may place [***] man-in- plant in the Contractor or subcontractor’s facility. The individual shall be subject to the Contractor or subcontractor’s policies and procedures regarding security and facility access at all times while in the Contractor or subcontractor’s facility. B.4.13. Conflict of Interest The Contractor represents and warrants that, to the best of the Contractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, and that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the CO promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the CO any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within [***]business days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the CO. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the CO, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the CO of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the CO deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the CO, BARDA may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract. B.4.14. Confidentiality and Nondisclosure of Information Any information provided to the Contractor (and/or any subcontractor) by BARDA or collected by the Contractor on behalf of BARDA shall be used only for the purpose of carrying out the provisions of this contract and shall not be disclosed or made known in any manner to any persons except as may be necessary in the performance of the contract. The Contractor assumes responsibility for protection of the confidentiality of BARDA records and shall ensure that all work performed by its employees and subcontractors shall be under the supervision of the Contractor. Each Contractor employee or any of its subcontractors to whom any BARDA records may be made available or disclosed shall be notified in writing by the Contractor that information disclosed to such employee or subcontractor can be used only for that purpose and to the extent authorized herein. B.4.15. Dissemination of False or Deliberately Misleading Information

75A50125C0017 Page 17 of 79 The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading. B.4.16. Acknowledgement of Federal Funding Section 507 of Public Law 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity. Publication and Publicity Unless authorized in writing by the CO, the Contractor shall not display any USG logo or seal including Operating Division or Staff Division logos on any publications. The Contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies USG approval or endorsement of the product(s) or service(s) provided. Contract support shall be acknowledged in all such publications substantially as follows: “The [work/study/project] described in this presentation was funded [in part/in whole] with federal funds from the U.S. Department of Health and Human Services (HHS); Administration for Strategic Preparedness and Response (ASPR); Biomedical Advanced Research and Development Authority (BARDA), under contract number 75A50125C0017. The contract and federal funding are not an endorsement of the study results, product or company.” Press Releases and Social Media Announcements Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases and social media announcements shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exception of ad-hoc press releases required by applicable law or regulations. The Contractor shall acknowledge the support of the Department of Health and Human Service, Administration for Strategic Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows: “This project has been supported in whole or in part with federal funds from the U.S. Department of Health and Human Services; Administration for Strategic Preparedness and Response; Biomedical Advanced Research and Development Authority (BARDA), under contract number 75A50125C0017.” B.4.17. Notification of Critical Programmatic Concerns, Risks, or Potential Risks Contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule. Incidents that present liability to the project even without schedule impact, must also be reported.

75A50125C0017 Page 18 of 79 • Within [***] hours of activity or incident or within [***]hours for a security related activity or incident, Contractor must notify BARDA. • Email or telephone with written follow-up to CO and COR. • Additional updates due to CO and COR within [***]hours of additional developments. • Contractor shall submit within [***]business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues. • If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within [***]business days of receiving such concerns. B.4.18. Registration with the Select Agent Program for Work Involving the Possession, Use, and/or Transfer of Select Biological Agents or Toxins Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents. For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied. For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (https://www.ecfr.gov/cgi- bin/retrieveECFR?gp=&SID=8a4be60456973b5ec6bef5dfeaffd49a&r=PART&n=42y1.0.1.6.61) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the CO, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract. No BARDA funds may be used with a Select Agent or Toxin at either a domestic or a foreign institution without written approval from the CO. Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at https://www.selectagents.gov/sat/list.htm B.4.19. In-Process Review

75A50125C0017 Page 19 of 79 In Process Reviews (IPR) will be conducted at the discretion of BARDA to discuss the progress towards completion of contract milestones. BARDA reserves the right to revise the milestones and budget pending the development of the project. Deliverables such as an overall project summary report and/or slides will be required when IPRs are conducted. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under SECTION F. Those deliverables will constitute the basis for BARDA’s decision, at its sole discretion, to proceed with the work segment, or institute changes to the work segment, or terminate the work segment. IPRs may be scheduled at the discretion of BARDA to discuss progression of the contract. The Contractor shall provide a presentation following a prescribed template which will be provided by BARDA at least [***]business days prior to the IPR. Subsequently, the contractor will be requested to provide a revised/final presentation to the CO at least [***]business days prior to the IPR. B.4.20. Institutional Responsibility Regarding Conflicting Interests of Investigators The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest. 45 CFR Part 94 is available at the following Web site: https://www.ecfr.gov/cgi-bin/text- idx?tpl=/ecfrbrowse/Title45/45cfr94_main_02.tpl As required by 45 CFR Part 94, the Contractor shall, at a minimum: a. Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations. b. Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests. c. Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained. d. Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest [***]years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention. e. Establish adequate enforcement mechanisms and provide for sanctions where appropriate. If a conflict of interest is identified, the Contractor shall report to the CO, the existence of the conflicting

75A50125C0017 Page 20 of 79 interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within [***]calendar days of that identification. If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the CO of the corrective action taken or to be taken. The CO will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research. The CO may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in BARDA-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94. The CO may require submission of the records or review them on site. On the basis of this review, the CO may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the CO may be necessary until the matter is resolved. If the CO determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or vaccine, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research. B.4.21. Foreign Transfer of Assets or Technology This clause shall remain in effect during the term of the Contract and for [***]years thereafter. a. Definitions AFFILIATES: Associated business concerns, non-profit organizations, or individuals if, directly or indirectly, (1) either one controls or can control the other; or (2) a third-party control or can control both. ASSET(S): Tangible or intangible manifestations of technologies having economic value and capable of being conveyed between economic or Governmental entities that is the focus/scope of development by the U.S. Government (“USG”) and Contactor in this Contract and which are the direct and sole result of Contractor’s and/or Subcontractor’s performance of the services under this Contract. FOREIGN FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of a country other than the United States of America (U.S.), its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals. TECHNOLOGY: Technical Data, Computer Software, manufactured materials and Subject Inventions funded by the USG under this Contract. Technology also includes contractor know how and personnel expertise, as well as other Assets necessary to assure successful completion of this Contract. U.S. FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of the

75A50125C0017 Page 21 of 79 United States, its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of the USG; and firms, institutions or business organizations which are owned or substantially controlled by U.S. citizens, firms, institutions, governmental agencies or individuals. b. General The Parties agree that research findings and technological developments made under this Contract constitute an investment by the USG on behalf of its citizens in the interest of their economic and national health security. These investments are made for the primary benefit of the citizenry of the U.S. with those same benefits potentially accruing to the people of all nations. Therefore, the USG has a fiduciary responsibility to protect the full invested value of the Assets and Technology developed under this Contract. The USG is also cognizant of the duty the Contractor has to its shareholders and other stakeholders with a vested interested in the economic success of the Contractor. At times both parties are aware their respective interests may diverge. Therefore, in the course of conducting business though the Contract, access to technology developments under this Contract by Foreign Firms or Institutions must be carefully considered. c. Export Control Notification Contractors are responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies. Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774). d. Post-award Transfer of Ownership of Assets or Technology The Contractor shall provide notice to the CO and COR at least [***]days in advance of a transfer of ownership of, or establishment of an agreement to exclusively license any Asset or Technology exclusively funded under this Contract from the Contractor to a Foreign Firm or Institution. This Article B.4.21 shall not apply to transfers by the Contractor to Affiliated entities of the Contractor or to technology transfers for the purposes of manufacturing in accordance with the Statement of Work, or to transfers of ownership in the Contractor, or to any change in control of the Contractor. Prior to transferring this Contract to a Foreign Firm or Institution, the Contractor should carefully review the USG rights under FAR Subpart 42.12 pertaining to Novation, specifically FAR section 42.1204. That provision provides that the USG may recognize a third-party assignment of a government contract only if the transfer of the contract is determined to be in the USG’s interests. The Contractor should be aware that the USG is under no obligation to recognize a successor in interest to this Contract. If the CO determines that a transfer of this Contract may have adverse consequences to the economic well- being or national health security interests of the U.S., the Contractor, and the CO shall jointly endeavor to find alternatives to the proposed transfer which obviate or mitigate potential adverse consequences of the transfer, but which may provide substantially equivalent benefits to the Contractor. No transfer of this Contract shall take place without written concurrence from the CO. e. Transfer to a Prohibited Source In the event of a transfer of an Asset and/or Technology by the Contractor to a Foreign Firm or

75A50125C0017 Page 22 of 79 Institution which is identified as a Prohibited Source pursuant to Federal Acquisition Regulation Subpart 25.7: (a) the Government may terminate this contract for cause and (b) the license rights to the technical data and subject invention under the relevant FAR IP Clauses (FAR Clause 52.227-11 and FAR Clause 52-227-14) shall survive the termination. Upon request of the USG, the Contractor shall provide written confirmation of such licenses. f. Lower Tier Agreements The Contractor shall include the substance of this Article, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier. B.4.22. No Personal Services or Inherently Government Function Pursuant to FAR 37.1, no personal services shall be performed under this contract. All work requirements shall flow only from the COR to the Contractor's Project Manager. No Contractor employee will be directly supervised by the Government. All employee assignments, and daily work direction, shall be given by the applicable Contractor supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the CO of this communication or action. Pursuant to FAR 7.5, the Contractor shall not perform any inherently governmental actions under this contract. No Contractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Contractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this contract, Contractor employees shall identify themselves as Contractor employees and specify the name of the company for which they work. In all communications with other Government Contractors in connection with this contract, the Contractor employee shall state that they have no authority to in any way change this contract and that if the other Contractor believes this communication to be a direction to change their contract, they shall notify the CO for that contract and not carry out the direction until a clarification has been issued by the CO. The Contractor shall ensure that all of its employees working on this contract are informed of the substance of this article. Nothing in this article shall limit the Government's rights in any way under the other provisions of this contract, including those related to the Government's right to inspect and accept the services to be performed under this contract. The substance of this article shall be included in all subcontracts at any tier. B.4.23. Certificate of Confidentiality Section 2012 of the 21st Century Cures Act, enacted December 13, 2016, enacts new provisions governing the authority of the Secretary of Health and Human Services (Secretary) to protect the privacy of individuals who are the subjects of research, including significant amendments to the previous statutory authority for such protections, under subsection 301(d) of the Public Health Service Act. The Government considers research in which identifiable, sensitive information is collected or used, to include: Human subjects research as defined in the Federal Policy for the Protection of Human Subjects (45 CFR 46), including exempt research (except for human subjects' research that is determined to be exempt from all or some of the requirements of 45 CFR 46) if the information obtained is recorded in such a manner that

75A50125C0017 Page 23 of 79 human subjects cannot be identified or the identity of the human subjects cannot readily be ascertained, directly or through identifiers linked to the subjects; Research involving the collection or use of biospecimens that are identifiable to an individual or for which there is at least a very small risk that some combination of the biospecimen, a request for the biospecimen, and other available data sources could be used to deduce the identity of an individual; Research that involves the generation of individual level, human genomic data from biospecimens, or the use of such data, regardless of whether the data is recorded in such a manner that human subjects can be identified or the identity of the human subjects can readily be ascertained as defined in the Federal Policy for the Protection of Human Subjects (45 CFR 46); or Any other research that involves information about an individual for which there is at least a very small risk, as determined by current scientific practices or statistical methods, that some combination of the information, a request for the information, and other available data sources could be used to deduce the identity of an individual, as defined in subsection 301(d) of the Public Health Service Act. The Contractor shall not: a. Disclose or provide, in any Federal, State, or local civil, criminal, administrative, legislative, or other proceeding, the name of such individual or any such information, document, or biospecimen that contains identifiable, sensitive information about the individual and that was created or compiled for purposes of the research, unless such disclosure or use is made with the consent of the individual to whom the information, document, or biospecimen pertains; or b. Disclose or provide to any other person not connected with the research the name of such an individual or any information, document, or biospecimen that contains identifiable, sensitive information about such an individual and that was created or compiled for purposes of the research. The Contractor is permitted to disclose only in below circumstances. The Contractor shall notify the CO minimum [***]calendar days prior to disclosure. a. Required by Federal, State, or local laws (e.g., as required by the Federal Food, Drug, and Cosmetic Act, or state laws requiring the reporting of communicable diseases to State and local health departments), excluding instances of disclosure in any Federal, State, or local civil, criminal, administrative, legislative, or other proceeding. b. Necessary for the medical treatment of the individual to whom the information, document, or biospecimen pertains and made with the consent of such individual. c. Made with the consent of the individual to whom the information, document, or biospecimen pertains; or made for the purposes of other scientific research that is in compliance with applicable Federal regulations governing the protection of human subjects in research. In accordance with 45 CFR Part 75.303(a), the contractor shall maintain effective internal controls (e.g., policies and procedures) that provide reasonable assurance that the award is managed in compliance with Federal Statutes and regulations. Additional details about BARDA Certificate of Confidentiality (CoC) policy are available at: https://www.medicalcountermeasures.gov/barda/rqa#coc

75A50125C0017 Page 24 of 79 B.4.24. Sharing Research Data BARDA endorses the sharing of final research data to serve health. This contract is expected to generate research data that must be shared with the public and other researchers. BARDA recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS- published documentation on the Health Information Privacy at http://www.hhs.gov/ocr/privacy/index.html). The rights and privacy of people who participate in BARDA-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects. B.4.25. Public Access to Archived Publications Resulting from ASPR Funded Research All ASPR-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, of any peer- reviewed scientific publications resulting from research supported in whole or in part with Federal funds from the Department of Health and Human Services; Administration for Strategic Preparedness and Response (ASPR). ASPR defines the author’s final manuscript as the final version accepted for journal publication and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and ASPR. The Policy directs electronic submissions to the NIH/NLM/PMC: https://pmc.ncbi.nlm.nih.gov/. B.4.26. Clinical Trial Registration and Results Information Submission The Contractor shall ensure that its BARDA-funded clinical trials are registered at, and summary results information is submitted to, www.ClinicalTrials.gov for public posting. All BARDA-funded clinical trials shall be registered and results information submitted to www.ClinicalTrials.gov regardless of study phase, type of intervention, or whether they are subject to the regulation 42 CFR Part 11. Clinical trials subject to the regulation are called "applicable clinical trials." The Contractor and investigators are required to comply with all terms and conditions of award, including following their acceptable plan for the dissemination of BARDA-funded clinical trial information. The Contractor must register all BARDA-funded clinical trials in www.clinicaltrials.gov not later than [***]calendar days after the enrollment of the first participant. Results information from those trials must be submitted not later than [***] after the trial's primary completion date. Submission of results information can be delayed in certain circumstances for up to [***]additional years for trials of products regulated by the FDA that are unapproved, unlicensed, or uncleared or for trials of products for which approval, licensure, or clearance of a new use is being sought. The Contractor shall include the trial registration number (NCT number) in the Technical Progress Report covering the period in which registration occurred, and as a standalone notification to the CO within [***]calendar days of the registration. Each BARDA-funded clinical trial must have only one entry in ClinicalTrials.gov that contains its registration and results information. The Contractor shall include a specific statement in all informed consent documents relating to posting of clinical trials information to www.clinicaltrials.gov. The responsibilities of the Contractor will fall within one of the following three categories:

75A50125C0017 Page 25 of 79 a. If the BARDA-funded clinical trial is an applicable clinical trial under the regulation and the Contractor is the responsible party, the Contractor will ensure that all regulatory requirements are met. b. If the BARDA-funded clinical trial is an applicable clinical trial under the regulation but the Contractor is not the responsible party, the Contractor will coordinate with the responsible party to ensure that all regulatory requirements are met. c. If the BARDA-funded clinical trial is not an applicable clinical trial under the regulation, the Contractor will be responsible for carrying out the tasks and meeting the timelines described in regulation. Such tasks include registering the clinical trial in ClinicalTrials.gov and submitting results information to ClinicalTrials.gov. Failure to comply with the terms and conditions of the award may provide a basis for enforcement actions. Identifying clinical trial record as non-compliant in ClinicalTrials.gov may lead to termination, consistent with 45 CFR 75.371 and/or other authorities, as appropriate. If the BARDA-funded clinical trial is also an applicable clinical trial, non-compliance with the requirements specified in 42 USC 282(j) and 42 CFR Part 11 may also lead to the actions described in 42 CFR 11.66. The CO may take one or more of the following enforcement actions, if the Contractor fails to provide evidence of compliance within [***]calendar days. a. Temporary withhold payments pending correction of the deficiency; b. Disallow all or part of the cost of the activity or action not in compliance; c. Wholly or partly suspend or terminate the contract award; d. Initiate suspension or debarment proceedings as authorized under 2 CFR part 180 and HHS awarding regulations at 2 CFR part 376; e. Without further awards for the projects and program f. Take remedies that may be legally available B.4.27. Posting Clinical Trial Informed Consent Forms to ClinicalTrials.gov The Revised Common Rule Sections 46.102(b) and 46.116(h) requires Contractors to post one IRB- approved version of an Informed Consent Form that has been used to enroll participants on a public federal website designated for posting such Consent Forms. Contractors shall post the Informed Consent Form to the NIH clinical trials registry and results database ClinicalTrials.gov. Note: ClinicalTrials.gov only accepts Informed Consent Forms written in English; non-English language forms must be submitted to Regulations.gov. The Informed Consent Form must be posted after recruitment closes, and no later than [***]days after the final study visit. The CO and/or COR may permit or require redactions as appropriate. B.4.28. Single Institutional Review Board (sIRB) For Institutional Review Board (IRB), the Contractor shall use the single Institutional Review Board (sIRB) of record for multi-site research. All domestic sites participating in multi-site studies involving a non-exempt human subjects research funded wholly or partially by the BARDA shall use a sIRB to conduct the ethical review required by the Department of Health and Human Services regulations for the Protection of Human Subjects at 45 CFR Part 46 and the NIH Policy on the Use of Single Institutional Review Board for Multi-Site Research. Any IRB serving as the sIRB of record for BARDA funded research shall be registered with the HHS Office for Human Research Protections (OHRP) and shall have membership sufficient to adequately

75A50125C0017 Page 26 of 79 review the proposed study. The Contractor shall provide to the CO a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990- 0263 certifying IRB review and approval of the research that encompasses all sites of performance. When the Government provided sIRB through a separate entity, the Contractor agrees to use of the sIRB. The Contractor shall provide to the CO sIRB information and data in a timely manner as necessary to meet the policy and/or regulatory requirements of the Protection of Human Subjects at 45 CFR Part 46. Exceptions to the Single IRB Policy: The Contractor may request an exception in the following instances: a. Sites for which Federal, state, or tribal laws, regulations or policies require local IRB review (policy-based exceptions); b. Other exceptions, to be determined by OHRP if there is a compelling justification; and c. Time Limited Exception: ancillary studies to ongoing research without a sIRB - new multi-site non- exempt human subjects' ancillary studies, that would otherwise be expected to comply with the sIRB policy but are associated with the ongoing multi-site parent studies, will not be required to use a sIRB of record until the parent study is expected to comply with the sIRB policy. Other exceptions are expected to be granted rarely. Contractors must include the name of the site(s) for which an IRB other than the sIRB of record is proposed to review the study for the sites(s). Contractors must substantiate their exception request with sufficient information that demonstrates a compelling justification for other exceptions to the sIRB policy. The rationale should include why the sIRB of record cannot serve as the reviewing IRB for the site(s), and why the local IRB is uniquely qualified to be the reviewing IRB for the specific site(s). For instance, the justification may consider ethical or human subjects protections issues, population needs, or other compelling reasons that IRB review for the site(s) cannot be provided by the single IRB of record. Contractor shall contact their CO for exception requests. For policy-based exceptions, the Contractor shall provide the appropriate citation to verify the requirement for local IRB review. B.4.29. Termination Provisions 1. BARDA or Contractor may terminate this Contract for any reason by providing at least sixty (60) calendar days’ prior written notice to the other Party, provided that such written notice is preceded by consultation between the Parties. [***]Contractor’s termination costs shall be reimbursable in accordance with Federal Acquisition Regulation (FAR) 31.205-42.

75A50125C0017 Page 27 of 79 [***]. 2. Termination for Cause: If Contractor materially fails to comply with the provisions of this Contract, the Contracting Officer, after issuance of a cure notice and failure of Contractor to cure the defect within thirty (30) business days or the time allowed by the Contracting Officer after Contractor’s receipt of the cure notice, whichever is longer, may take one or more of the following actions as appropriate: a. temporarily withhold payments pending correction of the deficiency, b. disallow all or part of the cost of the activity or action not in compliance, c. wholly or partly suspend or terminate this Contract, d. withhold further funding, or e. take any other legally available remedies. 3. In the event of termination of the Contract, all of the terms and conditions of this Contract will expire, except for the following provisions, which shall survive termination: HHSAR Clause 352.224-71 – Confidential Information and FAR Clause 52.227-14 and 52.227-14 Alt II - Rights in Data. B.4.30. IMPROVING THE SAFETY AND SECURITY OF BIOLOGICAL RESEARCH (Executive Order (EO) 14292) 1. Material Compliance Requirement Contractor agrees that full compliance with the terms of Executive Order Number 14292 titled Improving the Safety and Security of Biological Research (the “Order”) and any applicable regulations is material to the Government’s payment decisions for purposes of 31 U.S.C. § 3729(b)(4), consistent with existing laws and regulations. 2. Certification Regarding Research Activities By executing this contract, Contractor certifies that it does not operate, participate in, or fund any dangerous gain-of-function research or other life-science research conducted in foreign countries that could cause significant societal consequences or generate unnecessary national security risks, and that all such activities, if any, are in full compliance with the Order and the policies set forth therein. 3. Institutional Responsibility for Violations The Contractor acknowledges and agrees that any individual who commits a violation of The Order or applicable regulations, that violation may be deemed a violation by the recipient’s employer or affiliated institution. 4. Consequences of Noncompliance The Contractor further acknowledges that any recipient, employer, or institution found to be in violation of the Order or applicable regulations may be subject to immediate revocation of ongoing Federal funding and may be rendered ineligible for Federal life-sciences grant funds offered by the Department of Health and Human Services and other relevant agencies for a period of up to [***]years.

75A50125C0017 Page 28 of 79 SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT C.1. STATEMENT OF WORK Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work attached to this contract as Attachment 1 (SECTION J-List of Attachments). C.2. REPORTING REQUIREMENTS Refer to Article F.2. for specific instructions regarding Reporting Requirements. C.3. REGULAR BI-WEEKLY PROJECT MEETINGS Meetings between the CO, the COR and designees, and the Contractor’s Project Leader/delegate and designees shall occur bi-weekly (every other week) or as otherwise mutually agreed upon by the Government and the Contractor or determined by the CO. During this meeting, the Contractor’s Project Leader/delegate

75A50125C0017 Page 29 of 79 and designees will discuss the activities since the last meeting, any problems that have arisen, and the activities planned until the next meeting takes place. The Contractor’s Project Leader/delegate may choose to include other key personnel in the meeting to give detailed updates on specific projects or this may be requested by the COR. Electronic copy of meeting minutes shall be provided via e-mail to the CO and COR, and uploaded in the designated SharePoint folder by the Contractor within [***]business days (based on the USG Federal Holiday calendar on OPM.gov) after the meeting is held or as otherwise detailed in Article F.2. C.4. OTHER PROJECT MEETINGS The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may include face-to-face meetings with BARDA in Washington, D.C. and at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and BARDA officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and Government personnel as required by the COR in order to facilitate review of contract activities. The Contractor must submit to the CO and COR an agenda no later than [***]business days in advance of the meeting. The Contractor must submit meeting minutes to the CO and COR within [***]business days of the meeting. Meeting frequency may be increased or decreased as needed per BARDA’s request. a. Kickoff Meeting The Contractor and BARDA shall conduct a kickoff meeting within [***]business days after the effective date of the contract to review BARDA procedures, processes and expectations. The Contractor must provide the CO and COR a draft agenda and itinerary at least [***]business days before meeting and distribute to the meeting invitees at least [***]business days before meeting. The Contractor submits meeting minutes to the CO and COR within [***]business days of the event. b. Technical, Subgroup, and Ad-Hoc Meetings At the discretion of the CO or COR, the Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may be conducted virtually, face- to-face in Washington, D.C. or at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and BARDA officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor’s confidential or proprietary data) and Government personnel as required by the COR, giving reasonable prior notice of such requirement to Contractor, in order to review of contract activities. The Contractor must submit to the CO and COR an agenda no later than [***]business days in advance of meetings. Following BARDA’s approval of the agenda, Contractor must distribute agenda and

75A50125C0017 Page 30 of 79 presentation materials at least [***]hours in advance of meeting. The Contractor must submit meeting minutes to the CO and COR within [***]business days of the meeting. Meeting frequency may be defined as needed during the course of the project. c. Periodic Review Meetings The Contractor shall, at a time to be determined later but up [***]times per year, present a comprehensive review of contract progress to date in a face-to-face meeting in Washington, DC., or, alternatively upon agreement of the parties a virtual or remote meeting, including due to public health reasons. The Contractor will be responsible for updating the BARDA program on technical progress under the Statement of Work. The Contractor must submit to the CO and COR an agenda and itinerary at least [***]business days, and Contractor must provide presentation materials at least [***]business days, in advance of the meeting. The Contractor provides meeting minutes to the CO and COR within [***]business days of the meeting. C.5 RISK MANAGEMENT The Contractor shall establish and maintain a risk management plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan must include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule, and performance. C.6 REGULATORY ACTIVITIES The manufacturing described in the Statement of Work will comply with Current Good Manufacturing Practices (CGMP) regulations at 21 CFR Parts 210 and 211 for clinical use, as applicable. Production shall occur using CGMP manufacturing process, fully compliant with 21 CFR Parts 210 and 211, for bulk drug substance and fill and finished drug product, with a ramp-up capacity that provides doses sufficient to meet Contractor’s obligations under this Contract. • The Contractor shall provide the COR the opportunity to review and comment upon any project-related draft documents, including draft pre-submission packages, and meeting requests, to be submitted to the FDA or other regulatory agency. The Contractor shall provide the COR with [***]business days for review and comments. An acceptable version shall be provided to the COR prior to FDA submission. • The Contractor shall provide the COR initial draft minutes and final draft minutes of any project-related meeting with the FDA and other regulatory agencies. The Contractor shall communicate the dates and times of any project-related meeting with the FDA and other regulatory agencies to the COR and ensure participation for appropriate COR and BARDA subject matter experts (SME) staff to attend the meetings. • The Contractor shall provide Standard Operating Procedures (SOPs) to BARDA within [***]business days upon request from the COR/CO. Contractor can request additional time on an as needed basis. Any SOPs provided, except for those exclusively relating to pandemic product will be provided with a Limited Rights Data notice.

75A50125C0017 Page 31 of 79 • The Contractor shall support FDA audits. Within [***]calendar days of an FDA audit of Contractor or subcontractor facilities as a result of this contract, the Contractor shall provide copies of the audit findings, final report, and a plan for addressing areas of nonconformance to FDA regulations and guidance for Good Laboratory Practice (GLP), Good Manufacturing Practice (GMP), or Good Clinical Practice (GCP) guidelines as identified in the final audit report. C.7 QUALITY The Contractor shall establish and maintain a Quality Management System with sufficient content to include but not limited to the elements contained in the Code of Federal Regulations Title 21 Parts 210-211 and Title 21 Part 610. The Contractor shall establish routine internal reviews, documentation, and evidence of the ability to maintain, and adhere to the Code of Federal Regulations Title 21 Parts 210-211 and Title 21 Part 610. The Contractor shall conduct an audit of its quality system adherence. The Contractor shall resolve any issues noted by the auditor and provide the Quality Audit Findings and resolutions to BARDA. The audit shall be conducted by individuals who do not have direct responsibility for the matters being audited. SECTION D – PACKAGING, MARKING, AND SHIPPING All deliverables required under this Contract shall be packaged, marked and shipped in accordance with Government specifications and SECTION F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition. Unless otherwise specified by the CO, delivery of reports to be furnished to BARDA under this contract (including invoices) shall be delivered to the CO and COR electronically along with a concurrent email notification to the CO and COR (as defined in Article F.3. Electronic Submission) summarizing the electronic delivery.

75A50125C0017 Page 32 of 79 SECTION E – INSPECTION AND ACCEPTANCE E.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998) This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the CO will make their full text available. Also, the full text of a clause may be accessed electronically at: https://www.acquisition.gov/FAR/ HHSAR Clauses at: https://www.hhs.gov/grants- contracts/contracts/contract-policies-regulations/hhsar-overhaul/rfo-part-352-solicitation-provisions-contract- clauses/index.html. The following FAR clauses, pertinent to SECTION E, are hereby incorporated by reference: FAR Clause Title Date 52.246-9 Inspection of Research and Development (Short Form) April 1984

75A50125C0017 Page 33 of 79 E.2. DESIGNATION OF GOVERNMENT PERSONNEL For the purpose of this SECTION E, the designated COR is the authorized representative of the CO. The COR will assist in resolving technical issues that arise during performance. The COR, however, is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance or authorize reimbursement of any costs incurred during performance. E.3. INSPECTION, ACCEPTANCE AND CONTRACT MONITORING Inspection and acceptance of the product, services, and documentation called for herein shall be accomplished by the CO or a duly authorized representative. Delivery, technical inspection and acceptance will take place at a location designated by the CO or at: Administration for Strategic Preparedness and Response (ASPR) Center for Biomedical Advanced Research and Development Authority (BARDA) 400 7th St SW Washington, DC 22024 a. BARDA Audit At the discretion of BARDA and independent of activities conducted by the Contractor, with [***]calendar days’ notice to the Contractor at mutually agreeable dates and times for the sole purpose of determining the compliance of the services with the: (i) standard of performance and specifications set forth in this Contract; and (ii) applicable laws, regulations, guidelines and rules governing the services, BARDA reserves the right to conduct site visits and inspections related to this Contract on an as needed basis during normal business hours, including collection of product samples and intermediates held at the location of the Contractor, or its subcontractor. The Contractor shall use commercially reasonable efforts to accommodate BARDA audits requested with fewer than [***]days prior notice. All costs reasonably incurred by the Contractor and subcontractor for such visit and/or inspection shall be allowable costs subject to the Allowable Cost Requirements in FAR Subpart 31.2. The Contractor shall coordinate these visits and shall have the opportunity to accompany BARDA on any such visits. Under time-sensitive or critical situations, BARDA reserves the right to conduct such inspections upon [***]hours’ notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, manufacturing processes and CGMP/GCP/GCP compliance related to activities funded under this Contract. If BARDA, Contractor, or other party identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to BARDA for review and acceptance: • If issues are identified during the audit, the Contractor shall submit a report to the CO and COR within [***] business days detailing the finding and corrective action(s) of the audit. • COR and CO will review the report and provide a response to the Contractor within [***]business days. • Once corrective action is completed, the Contractor will provide a final report to the CO and COR within [***]business days.

75A50125C0017 Page 34 of 79 SECTION F – DELIVERIES OR PERFORMANCE F.1. ESTIMATED PERIOD OF PERFORMANCE The estimated period of performance for this contract shall be consistent with the dates set forth in the Base Period and Option Periods (should the Option Periods be exercised) in Article B.2.1. F.2. DELIVERABLES Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work. As included in SECTION J - List of Attachments and upon delivery and acceptance, as required by the Statement of Work, and the COR, and each deliverable described in SECTION C and SECTION F.

75A50125C0017 Page 35 of 79 All deliverables and reporting documents listed within this Section shall be delivered electronically (as defined in Article F.3. Electronic Submission) to the CO, Contract Specialist (CS), and the COR unless otherwise specified by the CO. Unless otherwise specified by the CO, the deliverables identified in this Section F shall also be delivered electronically to the designated SharePoint folder along with a concurrent email notification sent to the CO, CS, and COR stating delivery has been made. All deliverables shall be limited to information related directly to activities funded under the Base Period of this contract and, if the government exercises its option pursuant to the option clause contained in ARTICLE I.2, to fund any option, the deliverables shall be expanded to include information related directly to activities funded under such option. Deliverables Tables Meetings Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***]. [***] [***] • [***]. [***] [***] [***]

75A50125C0017 Page 36 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] [***] [***] [***] [***] [***] Technical Reporting: General

Deliverable	Deliverable Description	Reporting Procedures and Due Dates
[***]	[***]	• [***]
[***]	[***]	• [***]
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75A50125C0017 Page 38 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] [***] • [***] [***] • [***] • [***]

75A50125C0017 Page 39 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] • [***] Technical Reporting: Manufacturing Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***]

75A50125C0017 Page 40 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] • [***]

75A50125C0017 Page 41 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] Technical Reporting: Nonclinical Studies Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] [***] • [***] [***] [***] • [***]

75A50125C0017 Page 42 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***] Technical Reporting: Clinical Studies Funded by BARDA under this Contract Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] • [***] • [***]

75A50125C0017 Page 43 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***]. • [***] [***] [***] [***] [***] [***] [***]

Deliverable	Deliverable Description	Reporting Procedures and Due Dates
[***]	[***]	• [***]
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75A50125C0017 Page 45 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***] [***] [***] • [***] [***] [***] • [***] Quality Assurance Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***]

Deliverable	Deliverable Description	Reporting Procedures and Due Dates
[***]	[***]	• [***]
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75A50125C0017 Page 47 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] [***] [***] • [***] [***] [***] • [***] Regulatory Deliverables Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***]

75A50125C0017 Page 48 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] • [***] [***] [***] • [***] [***] [***] • [***]. Communications Deliverables Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***]

75A50125C0017 Page 49 of 79 Deliverable Deliverable Description Reporting Procedures and Due Dates [***] [***] • [***] [***] [***] [***] Detailed Description of Select Contract Deliverables I. Monthly & Annual Technical Progress Reports, and Ad hoc reporting requirements In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this SECTION F of this contract, and in the Statement of Work, attached to this contract (see SECTION J - List of Attachments). A. Monthly Technical Progress Report This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. The Contractor shall submit a Monthly Technical Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) under this Section. The progress report shall conform to the requirements set forth in the Deliverables Table in SECTION F of this contract.

75A50125C0017 Page 50 of 79 The format should include: • A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, e-mail address; and the date of submission; • SECTION I – EXECUTIVE SUMMARY • SECTION II - PROGRESS • SECTION II Part A: OVERALL PROGRESS - A description of overall progress. • SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes). • SECTION II Part C: TECHNICAL PROGRESS - For each activity related to the WBS, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project. • SECTION II Part D: PROPOSED WORK - A summary of work proposed related to the WBS for the next reporting period and preprints/reprints of papers and abstracts. • SECTION III: ESTIMATED & ACTUAL EXPENSES o This Section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. o This Section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors. A Monthly Technical Progress Report will not be required in the same month that the Annual Technical Progress Report is submitted. B. Annual Technical Progress Report This report shall include a summation of the results of the entire contract work for the period covered. The Monthly Technical Progress Reports shall not be submitted in the same month when an Annual Technical Progress Report is due. Furthermore, an Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. The first Annual Technical Progress Report shall be submitted in accordance with the date set forth in the table (“Summary of Contract Deliverables”) under Article F.2. of this contract. The progress report shall conform to the requirements set forth in the Deliverables Table in SECTION F of this contract.

75A50125C0017 Page 51 of 79 Each Annual Technical Progress Report shall include: • A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, and email address; and the date of submission; • SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period. • SECTION II: PROGRESS • SECTION II Part A: OVERALL PROGRESS - A description of overall progress. • SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE – A high-level summary of critical meetings, etc. that have taken place during the reporting period. Include progress on administration and management to critical factors of the project (e.g., regulatory compliance audits and key personnel changes). • SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates as described in WBS and the Integrated Master Schedule. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved. • SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart. The Contractor also should include the following in the Annual Technical Progress Report: 1. Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and 2. A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11. C. Draft and Final Technical Progress Report These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Technical Progress Report and Final Technical Progress Report shall be submitted in accordance with the Deliverables Table in SECTION F of the contract. An Annual Progress Report will not be required for the period when the Final Technical Progress Report is due. The Draft Final Technical Progress Report and the Final Technical Progress Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under SECTION F.2. of this contract. The report shall conform to the following format: 1. Cover page to include the contract number, contract title, performance period covered, Contractor's name and address, telephone number, email address and submission date. 2. SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work. 3. SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

75A50125C0017 Page 52 of 79 Draft Final Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the COR and CO. The COR and CO will review the Draft Final Technical Progress Report and provide the Contractor with comments in accordance with the dates set forth in SECTION F.2. of the contract. Final Technical Progress Report: The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract. The final version shall include or address BARDA’s written comments on the draft report. The Final Technical Progress Report shall be submitted on or before the completion date of the contract. D. Audit Reports In the event of an audit related to conformance to FDA regulations and guidance, including adherence to Good Laboratory Practice (GLP), Good Manufacturing Practice (GMP), or Good Clinical Practice (GCP) guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report and as related to activities funded under this contract in accordance with timelines outlined in the Technical Deliverables Table, SECTION F.2. of the contract. E. Periodic Technical Documents Review The Contractor shall provide the CO and COR with technical documents relevant to the contract funded activities. The CO and COR reserve the right to request within the period of performance a non-proprietary technical documents for distribution within BARDA. The Contractor shall provide technical documents to the CO and COR within the timeframe defined in the Technical Deliverables Table, SECTION F.2. The Contractor can request additional time on an as needed basis. If corrective action is recommended, the Contractor must address concerns raised by BARDA in writing. F. Risk Management Plan The Contractor shall provide a Risk Management Plan (RMP) that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The RMP shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule, and performance. • A draft RMP is due within [***]calendar days after the effective date of the contract. • The Contractor must submit updates at minimum every [***]months and provide a notification of updates to the RMP in the Monthly Technical Progress Report. • The COR shall provide the Contractor with a written list of concerns in response plan submitted. The Contractor must address, in writing, all concerns raised by BARDA in writing within [***]business days of Contractor’s receipt of BARDA’s concerns. II. Deliverables Arising from FDA Correspondence A. FDA Meetings The Contractor shall forward the dates and times of any meeting with the FDA that is directly related to Contractor's performance of this Contract to BARDA and make arrangements for

75A50125C0017 Page 53 of 79 appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of [***] people (typically the COR and [***] subject matter experts). • Contractor shall notify CO and COR of any and all upcoming FDA meeting at minimum within [***]hours of meeting request. • Contractor must provide to CO and COR advance copies of any correspondence it plans to send to FDA. • Contractor must provide to CO and COR within [***]hours of its receipt, unredacted copies of all written communications related to the contract it receives from the FDA. • Contractor must notify CO and COR within [***]hours of any informal or ad hoc meeting occurrence. Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to the CO and COR within [***]business days of receipt. All documents shall be duly marked as either “Draft” or “Final.” • Contractor shall forward FDA-issued preliminary comments and final minutes of any meeting with the FDA to CO and COR within [***]business days of receipt. B. FDA Submissions The Contractor shall provide the COR all documents submitted to the FDA in performance of this Contract. The Contractor shall provide the COR with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final.” • Contractor must submit electronically draft FDA submissions to CO and COR at least [***]business days prior to FDA submission. • COR will provide feedback to Contractor within [***]business days of receipt. • The Contractor must address, in writing, its consideration of all concerns raised by BARDA prior to FDA submission. • Contractor must submit Final FDA submissions electronically to CO and COR concurrently or no later than [***]business days of submission. C. FDA Inspections/Site Visits In the event of an FDA inspection that occurs in relation to this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, including, but not limited to clinical trials and manufacturing facilities, the Contractor shall provide the CO and COR with an exact copy (non-redacted) of the FDA Form 483 or summary and the Establishment Inspection Report (EIR). The Contractor must provide the COR and CO with copies of the plan and FDA submissions for addressing areas of non-conformance to FDA regulations for Good Laboratory Practice (GLP), Good Manufacturing Practice (GMP), or Good Clinical Practice (GCP) guidelines as identified in the inspection report, status updates during the plan’s execution, and a copy of all final responses to the FDA. The Contractor must also provide the CO and COR with redacted copies of any FDA inspection reports received from subcontractors that occur related to t this contract or for this product. The Contractor must make arrangements for up to four (4) BARDA representative(s) to be present during the final debrief by the regulatory inspector. • Contractor must notify CO and COR within [***]business days of the scheduling of a

75A50125C0017 Page 54 of 79 scheduled FDA inspection/site visit or within [***]hours after inspection/site visit if the FDA does not provide advanced notice. • Contractor must provide copies of any FDA inspection report received from subcontractors that occur because of this contract or for this product within [***] of receiving correspondence from the FDA, a subcontractor, or third party. • Within [***]business days of inspection report, Contractor must provide CO and COR with a plan for addressing areas of nonconformance, if any are identified. D. Other FDA Correspondence The Contractor shall memorialize any correspondence between Contractor and FDA as related to activities funded under this contract and submit to BARDA. All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide written summary of any FDA correspondence within [***]business days of correspondence. F.3. ELECTRONIC SUBMISSION For electronic delivery, the Contractor shall upload documents to BARDA’s electronic filing system. BARDA shall provide [***] contractor representatives authorized log in access to the electronic filing system. Each representative must complete a mandatory training provided by BARDA prior to gaining user access. The Contractor shall send a notification email to the CO and COR upon electronic delivery of any documents to the electronic filing system. F.4. SUBJECT INVENTION REPORTING REQUIREMENT All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the CO. A final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the CO on the expiration date of the contract. Reports and documentation submitted to the CO shall be sent to the address set forth in SECTION G –Contract Administration Data. F.5. FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the CO will make its full text available. The full text of each clause may be accessed electronically at this address https://www.acquisition.gov/browse/index/far. FAR Clause Title Date 52.242-15 Stop-Work Order August 1989 F.5. Data and Safety Monitoring in Clinical Trials The Contractor must comply with the BARDA Policy and any other data and safety monitoring requirements found elsewhere in this contract. Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

75A50125C0017 Page 55 of 79 The Data and Safety Monitoring Board and/or Plan shall be established and approved prior to beginning the conduct of the clinical trial. SECTION G - CONTRACT ADMINISTRATION DATA G.1. CONTRACTING OFFICER (CO) The following Contracting Officer (CO) will represent the Government for the purpose of this contract: [***] (Contracting Officer) U.S. Department of Health & Human Services Administration for Strategic Preparedness and Response (ASPR) Center for Biomedical Research and Development Authority (BARDA) Contracts Management and Acquisition (CMA) Contact Number: [***] Email: [***] 1) The CO is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the CO can make any changes to the terms, conditions, general provisions, or other stipulations of this contract. 2) The CO is the only person with the authority to act as agent of the Government under this contract. Only the CO has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract. 3) No information other than that which may be contained in an authorized modification to this contract, duly issued by the CO, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract. 4) The Government may unilaterally change its CO designation, after which it will notify the Contractor in writing of such change. G.2. CONTRACTING OFFICER'S REPRESENTATIVE (COR)

75A50125C0017 Page 56 of 79 The following Contracting Officer's Representative (COR) will represent the Government for this contract: [***] (COR) U.S. Department of Health & Human Services Administration for Strategic Preparedness and Response (ASPR) Center for Biomedical Advanced Research & Development Authority (BARDA) Contact Number: [***] Email: [***] [***] (Alternate COR) U.S. Department of Health & Human Services Administration for Strategic Preparedness and Response Center for Biomedical Advanced Research & Development Authority (BARDA) Email: [***] The COR is responsible for: 1) Monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the CO changes in requirements; 2) Assisting the CO in interpreting the statement of work and any other technical performance requirements; 3) Performing technical evaluation as required; 4) Performing technical inspections and acceptances required by this contract; and 5) Assisting in the resolution of technical problems encountered during performance. The Government may unilaterally change its COR designation, after which it will notify Contractor in writing of such change. G.3. KEY PERSONNEL, HHSAR 352.237-75 (December 2015) The key personnel specified in this contract are considered to be essential to work performance. At least [***]days prior to the contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the CO and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the contractor is terminated for cause or separates from the contractor voluntarily with less than [***]days notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the CO. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are considered to be essential to the work being performed hereunder: Name of Key Personnel Title [***] [***] [***] [***] [***] [***]

75A50125C0017 Page 57 of 79 [***] [***] G.3.1. ADDITIONAL PERSONNEL REQUIREMENTS The Contractor shall provide curriculum vitae (CV) for each individual identified as key personnel. The CV shall clearly describe the individual’s knowledge, work experiences, registrations, and certifications, and applicable experience. The CV shall include a summary describing the individual’s involvement in similar work. All requests for substitution of Key Personnel must include a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the CO to approve or disapprove the proposed substitution. The Contractor further agrees to include the substance of this clause in any subcontract, which may be awarded under this contract. All BARDA-funded investigators and staff who are involved in the conduct, oversight, or management of clinical trials must be trained in Good Clinical Practice (GCP), consistent with principles of the International Conference on Harmonization (ICH) E6 (R2). GCP training may be achieved through a class or course, academic training program, or certification from a recognized clinical research professional organization. GCP training must be refreshed at least every three years to remain current with regulations, standards, and guidelines. The Contractor shall provide completion of training documentation to the COR. Investigator: The individual responsible for the conduct of the clinical trial at a trial site. If a clinical trial is conducted by a team of individuals at a trial site, the investigator is the responsible leader of the team and may be called the principal investigator. Clinical Trial Staff: Individuals, identified by the investigator, who are responsible for study coordination, data collection and data management. Clinical trial staff may also be called the research coordinator, study coordinator, research nurse, study nurse or sub-investigator. Required Education in The Protection of Human Research Participants: a. The Contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract. b. Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the CO: the title of the education program and a one sentence description of the

75A50125C0017 Page 58 of 79 program that has been completed by the replacement. G.4. INVOICE INSTRUCTIONS Electronic Invoicing and Payment Requirements - Invoice Processing Platform (IPP) • All Invoice submissions for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP). • Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov. • The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within [***]business days of the contract award for new contracts or date of modification for existing contracts. o Registration emails are sent via email from [***]. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to [***] or phone [***]. o The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within [***]hours of receipt of the first email, contains a temporary password. You must log in with the temporary password within [***]days. • If your company is already registered to use IPP, you will not be required to re-register. • If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the CO to explain the circumstances that require the authorization of alternate payment procedures. Additional Office of the Administration for Strategic Preparedness and Response (ASPR) requirements: (i) The contractor shall submit invoices under this contract once per month. For indefinite delivery vehicles, separate invoices must be submitted for each order. (ii) Invoices must break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract. (iii) Invoices must include the Dun & Bradstreet Number (DUNS) of the Contractor. (iv) Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and (2) substantiate material costs incurred (when applicable). (v) Invoices that include cost-reimbursement CLINs must be submitted in a format

75A50125C0017 Page 59 of 79 showing expenditures for that month, as well as contract cumulative amounts. At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred. • Direct Labor - include all persons, listing the person's name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category; • Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative, Other Indirects) - show rate, base and total amount; • Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant; • Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed; • Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime Contractor; • Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and • Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 if applicable. • Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting. • The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10%) of the estimated costs for the base period or any option period(s) (See estimated costs under SECTION B) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR 52.232-20, Limitation of Cost that is incorporated by reference under Article I.1; • An electronic copy of the payment request shall be uploaded into the designated electronic filing platform and an e-mail notification of the upload will be provided to the CO and COR; • Invoices-Cost and Personnel Reporting, and Variances from the Negotiated Budget. Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG. Nothing in this section discharges the contractor's responsibility to comply with any applicable FAR Parts 30 or 31 clauses relating to cost reimbursement subcontracts. In order to verify allowability, further breakdown of costs may be requested at the Government’s discretion. The Contractor shall subcontract with Firm Fixed Price Contracts to the maximum extent practicable. Additional instructions and an invoice template are provided in SECTION J - List of Attachments, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations.

75A50125C0017 Page 60 of 79 If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the [***], using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Costs of CLIN 0001 in SECTION B of the contract. The Government may request additional information (timecards, receipts, etc.) to support costs claimed in the Contractor’s invoices. Incomplete invoices may be suspended by the CO if the Contractor’s claimed costs cannot be substantiated. G.5. REIMBURSEMENT OF COST (Does not apply to Fixed Unit Priced Items) The Government shall reimburse the Contractor the cost determined by the CO to be allowable (hereinafter referred to as allowable cost) in accordance with FAR Clause 52.216-7, Allowable Cost and Payment incorporated by reference in SECTION I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following: a) All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders. b) All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits. c) All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto. d) Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following: (i) Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections). (ii) Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent. (iii) Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR). (iv) Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate. G.5.1 NEGOTIATED INDIRECT RATES AND CEILING Pending the establishment of final indirect cost rates, which shall be determined based on audit of actual costs as provided in Subpart 42.7 of the Federal Acquisition Regulation, the Contractor shall be reimbursed for allowable indirect costs at the agreed upon provisional billing rates. The Contractor's audited final indirect costs are allowable, to the extent that they do not lead the Contractor to exceed the total estimated costs for performance of the contract awarded, or the Ceiling Rates established under this contract. The Contractor is also directed to the requirement to provide the Government with notice, that actual costs are expected to exceed the costs estimates, as required by 52.232-20(b). The contractor is responsible for tracking all costs during performance, including indirect costs, and providing all required notices.

Any costs over and above the established cost ceiling shall not be reimbursed under this contract or any other Government contract, grant, or cooperative agreement.

In the event, the final indirect cost rates are less than the established ceiling rates, negotiated final rates will be reduced to conform with the lower rates.

Indirect Cost Pool	Billing Rates	Allocation Base
[***]	[***]	[***]
[***]	[***]	[***]

In accordance with FAR Part 5.216-7(d), the contractor shall submit an adequate final indirect cost rates proposal to the CO within the [***]months period following the end of its fiscal years during the period of contract performance.

G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted [***]days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the CO whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

https://cpars.cpars.gov/cpars/app/home_input.action

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required [***]day time frame.

G.7. CONTRACT COMMUNICATIONS/CORRESPONDENCE

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

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75A50125C0017 Page 62 of 79 G.8. GOVERNMENT PROPERTY In addition to the requirements of the Government Property clause incorporated in SECTION I of this contract, the Contractor shall comply with any provisions of HHS Publication, "HHS Contracting Guide for Control of Government Property," that are applicable to the Contractor’s work under this contract. The applicable provisions are incorporated into this contract by reference. This document can be accessed at: https://oamp.od.nih.gov/sites/default/files/DGS/HHS%20Contracting%20Guide%20for%20Contract%20of%20 Government%20Property-Appendix%20Q.pdf Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. Notwithstanding the applicable provisions outlined in the HHS Publication, "HHS Contracting Guide for Control of Government Property," which is incorporated, as applicable, in this contract in paragraph 1 above, the Contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for submitting summary reports required under this contract, as directed by the CO or his/her designee. Title will vest in the Government for equipment purchased as a direct cost.

75A50125C0017 Page 63 of 79 SECTION H - SPECIAL CONTRACT REQUIREMENTS The Contractor, depending upon the nature of the work, is responsible for following the provisions below in conducting its own work under this contract. The Contractor also is responsible for incorporating these provisions into any subcontract awarded, if applicable to the specific nature of the work in the subcontract. Accordingly, those provisions shall be flowed- down as applicable. H.1. PRIVACY ACT, HHSAR 352.224-70 (DEC 2015) This contract requires the Contractor to perform one or more of the following: (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations. The term system of records means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual. Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)). The Contractor shall ensure that each of its employees knows the prescribed rules of conduct in 45 CFR part 5b and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as Department of Health and Human Services employees. These provisions also apply to all subcontracts the Contractor awards under this contract which require the design, development or operation of the designated system(s) of records (5 U.S.C. 552a(m)(1)). The contract work statement: (a) Identifies the system(s) of records and the design, development, or operation work the Contractor is to perform; and (b) Specifies the disposition to be made of such records upon completion of contract performance. H.2. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (DEC 2015) (a) The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR part 46 and with the Contractor's current Federal-wide Assurance (FWA) on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR part 46 and the Assurance of Compliance. (b) The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall create an agency or employee relationship between the Government and the Contractor, or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever. The Contractor agrees that it has

75A50125C0017 Page 64 of 79 entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Contractor without creating liability on the part of the Government for the acts of the Contractor or its employees. (c) Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors' FWA via designation as agents of the institution or via individual investigator agreements (see OHRP Web site at: https://www.hhs.gov/ohrp/policy/guidanceonalternativetofwa.pdf). (d) If at any time during the performance of this contract the Contractor is not in compliance with any of the requirements and or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part. H.3. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (DEC 2015) (a) Before undertaking performance of any contract involving animal-related activities where the species is regulated by the United Sates Department of Agriculture (USDA), the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer. (b) The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1-2.11, or from a source that is exempt from licensing under those sections. (c) The Contractor agrees that the care, use, and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern. (d) If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with Animal Welfare Assurances.

75A50125C0017 Page 65 of 79 Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (Email: animalcare@usda.gov; Web site: https://www.aphis.usda.gov/animal-care. Office of Laboratory Animal Welfare Phone number 301-851-3751. H.4. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-6 (DEC 2015) Pursuant to 45 CFR part 46, Protection of Human Research Subjects, the Contractor shall not expend funds under this award for research involving human subjects or engage in any human subjects research activity prior to the Contracting Officer's receipt of a certification that the research has been reviewed and approved by the Institutional Review Board (IRB) registered with OHRP. This restriction applies to all collaborating sites, whether domestic or foreign, and subcontractors. The Contractor must ensure compliance by collaborators and subcontractors. H5. PROTECTION OF HUMAN SUBJECTS-RESEARCH INVOLVING HUMAN SUBJECTS COMMITTEE (RIHSC) APPROVAL OF RESEARCH PROTOCOLS REQUIRED (DEC 2015) (a) The Contractor agrees to protect the rights and welfare of human subjects involved in research under this contract by complying with 45 CFR part 46 and the clause at HHSAR 352.270-4b. (b) Initial proof of compliance with 45 CFR part 46 shall consist of: 1. A copy of a current Federal-wide Assurance on file with OHRP. The copy of a current Federal-wide Assurance shall be included with the Contractor's proposal; 2. A letter from the Contractor's local IRB (the Institutional Review Board (IRB) specified in the Offeror's Assurance of Compliance) stating that it has reviewed and approved the proposed research protocol. The letter from the local IRB shall be submitted to the Contracting Office; and 3. A copy of a letter from the RIHSC stating that it or its designee has reviewed and approved the proposed research protocol. This shall be submitted to the Contracting Officer within [***]business days of its issuance. The Contractor shall not advertise for, recruit, or enroll human subjects, or otherwise commence any research involving human subjects under this contract, until RIHSC has reviewed and approved its research. The Contractor may commence other limited aspects of contract performance prior to receiving RIHSC or its designee approval of its proposed research protocol. Research involving human subjects may commence immediately upon the Contractor's receipt of RIHSC or its designee approval; however, the Contractor shall submit a copy of RIHSC's or its designee's letter of approval to the Contracting Officer within [***]business days of its receipt. Failure to obtain RIHSC or its designee approval of proposed research protocols may result in the termination of this contract. (c) The Contractor further agrees that:

75A50125C0017 Page 66 of 79 (1) The Contractor will provide a letter from RIHSC, at least annually, stating that RIHSC or its designee has reviewed and approved the research protocols for research performed under this contract. This shall be submitted to the Contracting Officer for inclusion in the contract file. (2) The Contractor will submit all proposed modifications and amendments to research protocols for research performed under this contract to RIHSC for review and approval. Modifications and amendments include, but are not limited, to changes to consent forms and advertising materials, and the addition or deletion of investigators. Changes may be instituted immediately after the Contractor has received both the local IRB and RIHSC or its designee approval (except when necessary to eliminate apparent immediate hazards to the subject); however, the Contractor shall submit a copy of the letter evidencing RIHSC's or its designee's approval of the proposed changes to the Contracting Officer within [***]business days of its receipt. H.6. NEEDLE EXCHANGE, HHSAR 370.304(d) (DEC 2015) The Contractor shall not use any funds obligated under this contract to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug. H.7. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (DEC 2015) The Contractor shall not use any funds obligated under this contract for any abortion. The Contractor shall not use any funds obligated under this contract for the following: a. The creation of a human embryo or embryos for research purposes; or b. Research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury of death greater than that allowed for research on fetuses in utero under 45 CFR part 46 and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR part 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes of human diploid cells. The Contractor shall not use any Federal funds for the cloning of human beings. H.8. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE) The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material. The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45

75A50125C0017 Page 67 of 79 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor. Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self-designated form provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310). H.9. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE Anyone who becomes aware of suspected cases of fraud, waste, or abuse in Federal HHS programs should report to the online OIG Hotline form. You may also call, mail, or fax using the information below. Online: https://oig.hhs.gov/fraud/report-fraud/ Phone: 1-800-HHS-TIPS (1-800-447-8477) Fax: (800) 223-8164 TTY: 1-800-377-4950 U.S. Department of Health and Human Services Office of Inspector General ATTN: OIG HOTLINE OPERATIONS P.O. Box 23489 Washington, DC 20026 H.10. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

PART II

SECTION I CONTRACT CLAUSES

To the extent applicable to the work performed by the Contractor under this Contract, this contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.

I.1 FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of a clause may be accessed electronically at: http://www.acquisition.gov/far. HHSAR clauses at https://www.hhs.gov/grants-contracts/contracts/contract-policies-regulations/hhsar/index.html

General Clauses for Cost-Reimbursement/Cost Share Contract

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES and HHS Acquisition Regulation (HHSAR):

FAR Clause	Clause Title	Effective Date
	Federal Acquisition Regulation (FAR)	
52.202-1	Definitions.	Jun 2020
52.203-3	Gratuities.	Apr 1984
52.203-5	Covenant Against Contingent Fees.	May 2014
52.203-6	Restrictions on Subcontractor Sales to the Government	Jun 2020
52.203-7	Anti-Kickback Procedures.	Jun 2020
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity.	May 2014
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity.	May 2014
52.203-12	Limitation on Payments to Influence Certain Federal Transactions.	Jun 2020
52.203-13	Contractor Code of Business Ethics and Conduct.	Nov 2021
52.203-14	Display of Hotline Poster(s)	Nov 2021
52.203-17	Contractor Employee Whistleblower Rights.	Nov 2023

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52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements.	Jan 2017
52.204-7	System for Award Management.	Nov 2024
52.204-8	Annual Representations and Certifications (JAN 2025) (DEVIATION FEB 2025)	Feb 2025
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards.	Jun 2020
52.204-13	System for Award Management Maintenance.	Oct 2018
52.204-18	Commercial and Government Entity Code Maintenance.	Aug 2020
52.204-19	Incorporation by Reference of Representations and Certifications.	Dec 2014
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab Covered Entities	Dec 2023
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.	Nov 2021
52.204-27	Prohibition on a ByteDance Covered Application	Jun 2023
52.209-6	Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment, or Voluntarily Excluded.	Jan 2025
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters.	Oct 2018
52.209-10	Prohibition on Contracting with Inverted Domestic Corporations.	Nov 2015
52.210-1	Market Research.	Nov 2021
52.211-5	Material Requirements	Aug 2000
52.215-2	Audit and Records-Negotiation.	Jun 2020
52.215-8	Order of Precedence-Uniform Contract Format.	Oct 1997
52.215-10	Price Reduction for Defective Certified Cost or Pricing Data	Aug 2011
52.215-11	Price Reduction for Defective Certified Cost or Pricing Data—Modifications.	Jun 2020
52.215-12	Subcontractor Certified Cost or Pricing Data	Jun 2020
52.215-13	Subcontractor Certified Cost or Pricing Data - Modifications	Jun 2020
52.215-14	Integrity of Unit Prices.	Nov 2021

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52.215-15	Pension Adjustments and Asset Reversions	Oct 2010
52.215-17	Waiver of Facilities Capital Cost of Money	Oct 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions	Jul 2005
52.215-19	Notification of Ownership Changes	Oct 1997
52.215-21	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data-Modifications.	Nov 2021
52.215-23	Limitations on Pass-Through Charges	Jun 2020
52.216-7	Allowable Cost and Payment.	Aug 2018
52.216-12	Cost-Sharing Contract – No Fee	Apr 1984
52.217-7	Option for Increased Quantity-Separately Priced Line Item	Mar 1989
52.219-8	Utilization of Small Business Concerns.	Oct 2022
52.222-35	Equal Opportunity for Veterans.	Jun 2020
52.222-36	Equal Opportunity for Workers with Disabilities.	Jun 2020
52.222-37	Employment Reports on Veterans.	Jun 2020
52.222-38	Compliance with Veterans' Employment Reporting Requirements	Feb 2016
52.222-40	Notification of Employee Rights Under the National Labor Relations Act.	Dec 2010
52.222-50	Combating Trafficking in Persons.	Nov 2021
52.222-54	Employment Eligibility Verification.	May 2022
52.223-3	Hazardous Material Identification and Material Safety Data-Alternate I	Jul 1995
52.224-1	Privacy Act Notification.	Apr 1984
52.224-2	Privacy Act.	Apr 1984
52.224-3	Privacy Training.	Jan 2017
52.225-1	Buy American-Supplies	Oct 2022
52.225-8	Duty-Free Entry	Oct 2010
52.225-13	Restrictions on Certain Foreign Purchases.	Feb 2021

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75A50125C0017 Page 71 of 79 52.225-14 Inconsistency between English Version and Translation of Contract. Feb 2000 52.226-7 Drug Free Workplace May 2024 52.226-8 Encouraging Contractor Policies to Ban Text Messaging While Driving May 2024 52.227-1 Authorization and Consent, Alternate 1 (APR 1984) Jun 2020 52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement Jun 2020 52.227-11 Patent Rights – Ownership by the Contractor May 2014 52.227-14 Rights in Data-General May 2014 52.227-14 Alt II Rights in Data-General Dec 2007 52.227-16 Additional Data Requirements Jun 1987 52.229-3 Federal, State and Local Taxes Feb 2013 52.230-2 Cost Accounting Standards Jun 2020 52.230-3 Disclosure and Consistency of Cost Accounting Practices Jun 2020 52.232-9 Limitation on Withholding of Payments Apr 1984 52.232-17 Interest May 2014 52.232-20 Limitation of Cost Apr 1984 52.232-23 Assignment of Claims May 2014 52.232-25 Prompt Payment Feb 2002 52.232-33 Payment by Electronic Funds Transfer-System for Award Management Oct 2018 52.232-39 Unenforceability of Unauthorized Obligations Jun 2013 52.232-40 Providing Accelerated Payments to Small Business Subcontractors Mar 2023 52.233-1 Disputes May 2014 52.233-3 Protest after Award Aug 1996 52.233-4 Applicable Law for Breach of Contract Claim Oct 2004 52.242-3 Penalties for Unallowable Costs Dec 2022 52.242-4 Certification of Final Indirect Costs Jan 1997

52.242-5	Payments to Small Business Subcontractors	Jan 2017
52.242-13	Bankruptcy	Jul 1995
52.243-2	Changes-Cost-Reimbursement	Aug 1987
52.243-7	Notification of Changes	Jan 2017
52.244-2	Subcontracts	Jun 2020
52.244-6	Subcontracts for Commercial Products and Commercial Services (JAN 2025) (DEVIATION FEB 2025)	FEB 2025
52.245-1	Government Property	Sep 2021
52.245-9	Use and Charges	Apr 2012
52.246-25	Limitation of Liability-Services	Feb 1997
52.247-63	Preference for U.S.-Flag Air Carriers	Jan 2025
52.249-6	Termination (Cost-Reimbursement)	May 2004
52.249-14	Excusable Delays	Apr 1984
52.252-6	Authorized Deviations in Clauses	Nov 2020

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

Clause	Clause Title	Effective Date
	HHS Acquisition Regulations (HHSAR)	
352.203-70	Anti-Lobbying	Dec 2015
352.208-70	Printing and Duplication	Dec 2015
352.211-3	Paperwork Reduction Act	Dec 2015
352.223-70	Safety and Health	Dec 2015
352.224-71	Confidential Information	Dec 2015
352.227-70	Publications and Publicity	Dec 2015
352.231-70	Salary Rate Limitation	Dec 2015
352.233-71	Litigation and Claims	Dec 2015
352.239-74	Electronic and Information Technology Accessibility	Dec 2015

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75A50125C0017 Page 73 of 79 I.2 ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT This contract incorporates the following clauses in full text. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES: FAR 52.204-21 Basic Safeguarding of Covered Contractor Information Systems (Nov 2021) (a) Definitions. As used in this clause— Covered contractor information system means an information system that is owned or operated by a contractor that processes, stores, or transmits Federal contract information. Federal contract information means information, not intended for public release, that is provided by or generated for the Government under a contract to develop or deliver a product or service to the Government, but not including information provided by the Government to the public (such as on public websites) or simple transactional information, such as necessary to process payments. Information means any communication or representation of knowledge such as facts, data, or opinions, in any medium or form, including textual, numerical, graphic, cartographic, narrative, or audiovisual (Committee on National Security Systems Instruction (CNSSI) 4009). Information system means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information (44 U.S.C. 3502). Safeguarding means measures or controls that are prescribed to protect information systems. (b) Safeguarding requirements and procedures. (1) The Contractor shall apply the following basic safeguarding requirements and procedures to protect covered contractor information systems. Requirements and procedures for basic safeguarding of covered contractor information systems shall include, at a minimum, the following security controls: (i) Limit information system access to authorized users, processes acting on behalf of authorized users, or devices (including other information systems). (ii) Limit information system access to the types of transactions and functions that authorized users are permitted to execute. (iii) Verify and control/limit connections to and use of external information systems. (iv) Control information posted or processed on publicly accessible information systems.

75A50125C0017 Page 74 of 79 (v) Identify information system users, processes acting on behalf of users, or devices. (vi) Authenticate (or verify) the identities of those users, processes, or devices, as a prerequisite to allowing access to organizational information systems. (vii) Sanitize or destroy information system media containing Federal Contract Information before disposal or release for reuse. (viii) Limit physical access to organizational information systems, equipment, and the respective operating environments to authorized individuals. (ix) Escort visitors and monitor visitor activity; maintain audit logs of physical access; and control and manage physical access devices. (x) Monitor, control, and protect organizational communications (i.e., information transmitted or received by organizational information systems) at the external boundaries and key internal boundaries of the information systems. (xi) Implement subnetworks for publicly accessible system components that are physically or logically separated from internal networks. (xii) Identify, report, and correct information and information system flaws in a timely manner. (xiii) Provide protection from malicious code at appropriate locations within organizational information systems. (xiv) Update malicious code protection mechanisms when new releases are available. (xv) Perform periodic scans of the information system and real-time scans of files from external sources as files are downloaded, opened, or executed. (2) Other requirements. This clause does not relieve the Contractor of any other specific safeguarding requirements specified by Federal agencies and departments relating to covered contractor information systems generally or other Federal safeguarding requirements for controlled unclassified information (CUI) as established by Executive Order 13556. (c) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (c), in subcontracts under this contract (including subcontracts for the acquisition of commercial products or commercial services, other than commercially available off-the-shelf

75A50125C0017 Page 75 of 79 items), in which the subcontractor may have Federal contract information residing in or transiting through its information system. FAR 52.217-8 Option to Extend Services (Nov 1999) The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed [***]months. The Contracting Officer may exercise the option by written notice to the Contractor within [***]days before the contract expires. FAR 52.217-9 Option to Extend the Term of the Contract (Mar 2000) (a) The Government may extend the term of this contract by written notice to the Contractor within [***]; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least [***] days before the contract expires. The preliminary notice does not commit the Government to an extension. (b) If the Government exercises this option, the extended contract shall be considered to include this option clause. (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed beyond July, 3, 2030. I.3 ADDITIONAL HHSAR CONTRACT CLAUSES INCLUDED IN FULL TEXT This contract incorporates the following clauses in full text. HHS ACQUISITION REGULATION (HHSAR) PART 352—SOLICITATION PROVISIONS AND CONTRACT CLAUSES: HHSAR 352.204-75 Supply Chain Risk Assessment During Contract Performance (OCT 2024) (DEVIATION) (a) Definitions. As used in this clause— Contract means as defined in FAR 2.101. Foreign person means as defined in 31 CFR 800.224. Mission-critical acquisition means the acquisition of products, materials, information, or services that are identified as— (1) Contract support or development services for HHS or OpDiv/StaffDiv research and development; (2) Contract support or development services for HHS or OpDiv/StaffDiv Financial databases and services; (3) Contract support services that require utilization or sharing of HHS or OpDiv/StaffDiv Intellectual property; (4) Contract services supporting HHS or OpDiv/StaffDiv continuity of operations (COOP) mission essential functions;

75A50125C0017 Page 76 of 79 (5) Contract support services or development initiatives for HHS or OpDiv/StaffDiv critical infrastructure; (6) An HHS or OpDiv/StaffDiv high-value/dollar acquisition; or (7) Other acquisitions for critical assets or services as identified by OpDiv/StaffDiv leadership. Office of National Security (ONS) means the HHS office responsible for the management, oversight, policy, guidance, and implementation of the HHS Enterprise Supply Chain Risk Management (E-SCRM) Program, including the conducting of supply chain risk assessments. State-owned enterprise means a legal entity that is created by a government in order to partake in commercial activities on the government's behalf. A state-owned enterprise or government- owned enterprise is a business enterprise where the government or state has significant control through full, majority, or significant minority ownership. Supply chain risk means the potential for harm or compromise that arises as a result of security risks from suppliers, their supply chains, and their products, materials, information, or services. Supply chain risks include exposures, threats, and vulnerabilities associated with the products and services traversing the supply chain as well as the exposures, threats, and vulnerabilities to the supply chain. Supply chain risk assessment means a systematic examination of supply chain risks, likelihoods of their occurrence, and potential impacts. Supply chain risk management (SCRM) means a systematic process for managing risk to the integrity, trustworthiness, and authenticity of products, materials, information, and services within the supply chain. It addresses the activities of foreign and other adversaries aimed at compromising the supply chain, which may include the introduction of counterfeit or malicious items into the supply chain. It is conducted through identification of threats, vulnerabilities, and consequences throughout the supply chain and development of mitigation strategies to address the respective risks presented by the supplier, the supplied products, materials, information, and services, or the supply chain at any point during the life cycle. (b) Supply chain risk assessment. The Office of National Security (ONS) or delegated designee may perform a supply chain risk assessment of the Contractor. In performing the supply chain risk assessment, the Government may consider public and non-public information relating to the Contractor’s supply chain. (c) Updated information and representations. If requested by the Contracting Officer, or if there are any changes to the information or representations the Contractor has submitted prior to award or during contract performance, the Contractor must submit to the Contracting Officer the information and representations in paragraphs (d) or (e). (d) Required information submittal. The Contractor shall provide the following information for products, materials, information, or services provided during contract performance: (1) Description of the type of products, materials, information, or services provided. (2) Vendor and manufacturer’s company, if applicable, including name and address.

75A50125C0017 Page 77 of 79 (3) If known, vendor’s and manufacturer’s web site, and the Commercial and Government Entity (CAGE) code and Unique Entity Identifier (UEI). (e) Representations. The Contractor represents that— (1) It [ ] does, [ ] does not have any foreign ownership, outside of retail shareholders, who control more than 10% of the company’s total shares. If yes, identify the legal name of the owning organization/individual and their country of affiliation. (2) It [ ] does, [ ] does not have any of the following business affiliations with foreign entities: technology development partnerships, strategic partnerships, joint ventures, foreign subsidiaries, grants from a foreign entity. If yes, identify the legal name of the organization, its foreign address, and the nature of the relationship. (3) It [ ] does, [ ] does not have any foreign governments, or state-owned enterprises that have investments or ownership interest in the company. If yes, identify the foreign government, the ownership stake percentage, and the nature of the relationship. (4) The company leadership (C-Suite executives, Board members, etc.) [ ] does, [ ] does not have any substantial ties to foreign countries, including being citizens of a foreign country, graduates of a foreign university, or investments in a foreign country. If yes, identify the individual, the nature of the tie, and the country they are tied to. (5) It [ ] has, [ ] has not violated export controls or the Foreign Corrupt Practices Act within 5 years. If yes, enter the event, the date, and any remediation the company committed after the event. (6) It [ ] has, [ ] has not been prohibited from doing business with the government of the US or any of its administrative subdivisions to include agencies, states, territories or municipalities. If yes, enter the event, the date, and any remediation the company committed after the event. (7) It [ ] has, [ ] has not been prohibited from doing business with any foreign governments or subdivisions thereof. If yes, enter the event, the date, and any remediation the company committed after the event.

75A50125C0017 Page 78 of 79 (8) It [ ] has had, [ ] has not had affiliations with any entities prohibited (e.g. Huawei, see SAM.gov “exclusions” page for additional information regarding prohibited entities) from doing business with the government of the US or any of its administrative subdivisions to include agencies, states, territories or municipalities? If yes, enter the event, the date, and any remediation the company committed after the event. (9) It [ ] has, [ ] has not been suspended or debarred at any point while doing business with the U.S. Government or any of its administrative subdivisions to include agencies, states, territories or municipalities. If yes, enter the event, the date, and details below. (10) It [ ] has previously filed for or is currently in, [ ] has not previously filed for or is not currently in bankruptcy in the last 10 years. If yes, enter the event, the date, and details below. (11) It [ ] was or is currently in, [ ] was not or is not currently in litigation in the last 10 years. If yes, enter the event, the date, and details below. (f) Supply chain risk determination. Findings from the supply chain risk assessment will be considered in connection with a determination of the Contractor’s eligibility to continue performance on the contract. The Government reserves the right to limit the disclosure of information to the Offeror regarding the risk in accordance with all applicable laws or regulations. (g) Mitigation plans. Any mitigation plans and amendments determined necessary and to be implemented and sustained during contract performance will be incorporated into the contract. (h) Subcontracts. The Contractor shall include the substance of this clause, including the information and representations in paragraphs (d) and (e), and this paragraph (h), in subcontracts with persons or entities involved the development or delivery of any mission-critical products, materials, information, or services. The Contractor shall submit all subcontractor information and representations with its proposal for any additional mission-critical products, materials, information, or services during performance of the contract.

75A50125C0017 Page 79 of 79 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS SECTION J - LIST OF ATTACHMENTS The following documents are attached and incorporated in this contract: 1. Statement of Work 2. Gantt Chart 3. Disclosure of Lobbying Activities 4. Report of Government Owned, Contractor Held Property END OF CONTRACT

1 Statement of Work BARDA Broad Agency Announcement (BAA) BAA-23-100-SOL-00004 Independently, and not as an agent of the government, the contractor shall furnish all necessary services; qualified professional, technical, and administrative personnel; and material, equipment, and facilities not otherwise provided by the government under the terms of this contract, as needed to perform the tasks set forth below. The government reserves the right to modify the budget, progress, schedule, or milestones to add or delete processes, schedules, or deliverables if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected or removed, or whether schedule or budget adjustments should be made. The government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises. Overall Objectives and Scope The overall objective of this contract is to advance the development of CD388 as a long-lasting prophylactic antiviral drug candidate for the long-term prevention of health impacts from both seasonal influenza and influenza strains of pandemic potential. The scope of work for this contract includes nonclinical, clinical, and manufacturing development activities, and associated regulatory, quality assurance, management, and administrative activities necessary to bring CD388 to regulatory approval. The R&D effort for CD388 will progress in specific stages that cover the base performance segment (I) labeled Contract Line-Item Number (CLIN) 0001 and option segments (II to IX) labeled CLIN 0002 to 0008. The scope of work is broken into the following CLINs, which are discrete work segments: I. CLIN 0001 (Base) – Development of CD388 as a long-lasting prophylactic anti-viral drug candidate, including Bridging Safety/PK Clinical Trial to support higher concentration formulation II. CLIN 0002 (Option 1) - [***] III. CLIN 0003 (Option 2) - [***] IV. CLIN 0004 (Option 3) - [***] V. CLIN 0005 (Option 4) - [***] VI. CLIN 0006 (Option 5) - [***] VII. CLIN 0007 (Option 6) - [***] VIII. CLIN 0008 (Option 7) - [***]

2 IX. CLIN 0009 (Option 8) - [***] X. CLIN 0010 (Option 9) - [***] 1. PHASE I: (CLIN 0001) Development of CD388 as a long-lasting prophylactic antiviral drug candidate. (Base) The primary goals of this project are to thoroughly evaluate the effectiveness of CD388 against current and emerging influenza viruses with pandemic potential through comprehensive nonclinical testing, encompassing both laboratory and animal studies, to simultaneously establish a robust and secure domestic manufacturing infrastructure for CD388 by successfully transferring production processes to US-based CDMOs and performing a bridging Safety/PK Clinical Trial to support higher concentration formulation of CD388. 1.1. Program Management (WBS 1.1) Program Management: Cidara will use active program management to ensure open communication between BARDA, the scientific team leaders, Cidara management, and subcontractors. The contractor shall provide the following as outlined below and in the contract deliverables list. 1.1.1. The overall management, integration, and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities; 1.1.2. A principal investigator (PI) responsible for project management, communication, tracking, monitoring, and reporting on status, progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors. The contract deliverables list identifies all contract deliverables and reporting requirements for this contract; 1.1.3. A project manager (PM) with responsibility for monitoring and tracking day-to- day progress and timelines; coordinating communication and project activities; costs incurred; and program management. The contract deliverables list identifies all contract deliverables and reporting requirements for this contract; 1.1.4. A BARDA liaison with responsibility for effective communication with the Contracting Officer (CO) and Contracting Officer’s Representative (COR). The liaison may be the PI or PM; 1.1.5. Administrative and legal staff with responsibility for developing compliant subcontracts, consulting, and other legal agreements; ensuring timely acquisition of all proprietary rights, including intellectual property (IP) rights; and reporting all inventions made in the performance of the contract; 1.1.6. Administrative staff with responsibility for financial management and reporting on all activities conducted by the contractor and any subcontractors; 1.1.7. Contract Review Meetings; 1.1.7.1. The contractor shall participate in regular meetings to coordinate and oversee the contract effort conjointly with the CO and COR. Such meetings may include, but are not limited to, meeting of the contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale-up manufacturing

3 development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other government officials to discuss the technical, regulatory, and ethical aspects of the program; and meetings with technical consultants to discuss technical data provided by the contractor; and 1.1.7.2. The contractor shall participate in bi-weekly meetings every two weeks with the CO and COR to discuss the performance of the contract. Additional virtual or face-to-face meetings may be more frequent at the request of the CO. 1.1.8. Integrated Master Schedule (IMS) Within 30 business days of the initiation of the award, the contractor shall submit a first draft of an updated IMS to the CO and COR for review and comment. The contractor shall deliver an initial program level IMS that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. The IMS shall be incorporated into the contract and will be used to monitor the performance of the contract. The contractor shall include the key milestones and Go/No-Go Decision Gates (see 1.1.9.2). 1.1.9. Integrated Master Plan (IMP) 1.1.9.1. Work Breakdown Structure (WBS): The contractor shall utilize a WBS template agreed upon by the government for reporting on the contract. The contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by the government as part of their IMP for contract reporting. The CWBS shall be discernable and consistent. The CO may require the contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task. 1.1.9.2. Go/No-Go Decision Gates: The IMP outlines key milestones with “Go/No-Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions. 1.1.9.3. Project Management Plan: In the management of this contract, the contractor shall utilize project management tools/techniques (IMS/GANTT) to track and monitor the cost and schedule of the project. The contractor and the government agree that at a minimum, the contractor shall utilize the cost and schedule tools/techniques in the contract deliverables list for project management purposes. The contractor shall submit the project progress management report to the CO and COR on a monthly basis. 1.1.9.4. Decision Gate Reporting: Upon completion of a stage of the product development, as defined in the agreed upon IMS and IMP, the contractor shall prepare and submit to the CO and COR a Decision Gate Report that contains (i) sufficient detail, documentation, and analysis to support successful completion of the stage according to the

4 predetermined qualitative and quantitative criteria that were established for Go/No-Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development. 1.1.9.5. Risk Management Plan: The contractor shall develop a draft Risk Management Plan (RMP) within 45 days of the initiation of the award highlighting potential problems and/or issues that may arise during the life of the contract; their impact on cost, schedule, and performance; and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included, at a minimum, on a quarterly basis (every three months). Notification of updates to the RMP must be incorporated in the Monthly Technical Progress Reports but (see 1.1.14). 1.1.9.6. Present an IMS: The contractor shall deliver an initial program level IMS that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks 1.1.9.7. Deviation Request: During the course of contract performance, in response to a need to change IMS activities, the contractor shall submit a Deviation Report. This report shall request a change in the agreed upon IMS and timelines. This report shall include: (i) discussion of the rationale/justification for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost- benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget. 1.1.9.8. Monthly and Annual Reports: The contractor shall deliver Technical Progress Reports on a monthly and annual basis. The reports shall address the items below cross referenced to the SOW, WBS, and IMS, and Project Management Plan tool(s): i. Executive summary highlighting the progress, issues, and relevant manufacturing, non-clinical, clinical, regulatory, and publication/communications activities; ii. A summary of clinical trial-related activities and any upcoming site visits and/or audits of CRO facilities funded under this effort; iii. Progress in meeting contract milestones organized by WBS, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps; iv. A three-month rolling forecast of the key planned activities, referencing the WBS/IMS; v. Updated IMS/GANTT; vi. Updated Project Monitoring Tool(s); vii. Progress of regulatory submissions; and viii. Estimated and actual expenses.

5 1.1.10. Data Management: The contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data; 1.1.10.1. Provide for the statistical design and analysis of data resulting from the research; and 1.1.10.2. Provide raw data or specific analyses of data generated with contract funding to the CO and COR, upon request. 1.2 Nonclinical Toxicology (WBS 1.2) – RESERVED 1.3 Nonclinical Studies (WBS 1.3) 1.3.1 [***] 1.3.1.1. [***] 1.3.1.2. [***]. 1.3.1.3. [***]. 1.4 Clinical studies (WBS 1.4) – [***] 1.4.1. [***]. 1.4.2. [***]. 1.4.2. [***]. 1.4.3. [***]: 1. [***] 2. [***] 3. [***]

6 4. [***] 1.4.4. [***]. 1.5. Regulatory (WBS 1.5) 1.5.1. [***]. 1.5.1.1. [***] 1.5.1.2. [***] 1.5.2. IND Maintenance 1.5.2.1. [***]. 1.5.2.2. [***]. 1.6. Chemistry Manufacturing Controls (CMC) (WBS 1.6) 1.6.1. Technology Transfer and Onshoring 1.6.1.1. [***]. 1.6.1.2. [***]. 1.6.1.3 [***]: Goal 1: [***]: -[***]. -[***]. -[***]. Goal 2: [***]: -[***]. -[***]. Goal 3: [***]: -[***]. -[***]. Goal 4: [***]: -[***]. CLIN 0001 Objectives: [***]. CLIN 0001 Deliverables: [***]. CLIN 0001 Go/No-Go: [***].

7 2. PHASE II: (CLIN 0002 – Option 1) [***]. The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), which shall further detail the conduct of the specific tasks and subtasks. 2.1. Program Management (WBS 2.1) – Consistent with section 1.1 2.2. Nonclinical Toxicology (WBS 2.2) – RESERVED 2.3. Nonclinical Studies (WBS 2.3) – RESERVED 2.4 Clinical Studies (WBS 2.4) - [***] 2.4.1 [***]. 2.4.2. [***]. 2.4.3. [***]. 2.5. Regulatory (WBS 2.5) 2.5.1. [***]. 2.5.2. [***]. 3. PHASE III: (CLIN 0003 - Option 2) [***] The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), further detail the conduct of the specific tasks and subtasks. 3.1 Program Management (WBS 3.1) – Consistent with section 1.1 3.2. Nonclinical Toxicology (WBS 3.2) – RESERVED 3.3 Nonclinical Studies (WBS 3.3) – RESERVED 3.4. Clinical Studies (WBS 3.4) - [***] [***]. 3.4.1. [***]. 3.4.3 [***]. 3.5. Regulatory (WBS 3.5) 3.5.1. [***]. 3.5.2. [***]. 3.6. CMC (WBS 3.6) 3.6.1. [***]. CLIN 0003 Objective: [***]. CLIN 0003 Deliverable: [***]. CLIN 0003 Go/No-Go: [***]. 4. PHASE IV: (CLIN 0004 - Option 3) [***] The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), further detail the

8 conduct of the specific tasks and subtasks.

9 4.1 Program Management (WBS 4.1) – Consistent with section 1.1 4.2. Nonclinical Toxicology (WBS 4.2) – RESERVED 4.3 Nonclinical Studies (WBS 4.3) – RESERVED 4.4. Clinical Studies (WBS 4.4) - [***]. 4.4.1. [***]. 4.4.2. [***]. 4.5. Regulatory (WBS 4.5) 4.5.1. [***]. 4.5.2. [***]. CLIN 0004 Objective: [***]. CLIN 0004 Deliverable: [***]. CLIN 0004 Go/No-Go: [***]. 5. PHASE V: (CLIN 0005 - Option 4) [***] The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), further detail the conduct of the specific tasks and subtasks.

10 5.1 Program Management (WBS 5.1) – Consistent with section 1.1 5.2. Nonclinical Toxicology (WBS 5.2) – RESERVED 5.3 Nonclinical Studies (WBS 5.3) – RESERVED 5.4. Clinical Studies (WBS 5.4) - [***] 5.4.1. [***]. 5.4.2. [***]. 5.5. Regulatory (WBS 5.5) 5.5.1. [***]. 5.5.2. [***]. 5.6. CMC (WBS 5.6) – RESERVED CLIN 0005 Objective: [***]. CLIN 0005 Deliverable: [***]. CLIN 0005 Go/No-Go: [***]. 6. Phase VI: (CLIN 0006 – Option 5) [***]. [***]. 6.1. Program Management (WBS 6.1) – Consistent with section 1.1 6.2. Nonclinical Toxicology (WBS 6.2) 6.2.1. [***] 6.2.2. [***]

11 6.2.3. [***]. 6.3. Nonclinical Studies (WBS 6.3) – RESERVED 6.4. Clinical Studies (WBS 6.4) – RESERVED 6.5. Regulatory (WBS 6.5) – RESERVED 6.6. CMC (WBS 6.6) – RESERVED CLIN 0006 Objective: [***]. CLIN 0006 Deliverable: [***]. CLIN 0006 Go/ No-Go: [***]. 7. Phase VII: (CLIN 0007 – Option 6) [***]. The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), which shall further detail the conduct of the specific tasks and subtasks. 7.1. Program Management (WBS 7.1) – Consistent with section 1.1 7.2. Nonclinical Toxicology (WBS 7.2) – RESERVED 7.3. Nonclinical Studies (WBS 7.3) – RESERVED 7.4. Clinical Studies (WBS 7.4) - [***] 7.4.1. [***]. 7.4.2. [***]. 7.4.3. [***]. 7.4.4. [***]. 7.4.5. [***]. 7.5. Regulatory (WBS 7.5) 7.5.1. [***]

12 7.5.2. [***]. 7.6. CMC (WBS 5.6) 7.6.1. [***]. CLIN 0007 Objective: [***]. CLIN 0007 Deliverable: [***]. CLIN 0007 Go/No-Go: [***]. 8. Phase VIII: (CLIN 0008 - Option 7): - [***] The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), which shall further detail the conduct of the specific tasks and subtasks. 8.1. Program Management (WBS 8.1) – Consistent with section 1.1 8.2. Nonclinical Toxicology (WBS 8.2) – RESERVED 8.3. Nonclinical Studies (WBS 8.3) – RESERVED 8.4. Clinical Studies (WBS 8.4) - RESERVED 8.5. Regulatory (WBS 8.5) 8.5.1. [***]. 8.6. CMC (WBS 8.6) – [***] 8.6.1. [***] 8.6.2. [***] 8.6.3 [***].

13 CLIN 0008 Objective: [***]. CLIN 0008 Deliverable: [***]. CLIN 0008 Go/No-Go: [***] 9. PHASE IX: (CLIN 0009 – Option 8) [***] The contractor shall perform the following tasks and subtasks in accordance with agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), which shall further detail the conduct of the specific tasks and subtasks. 9.1. Program Management (WBS 9.1) – Consistent with section 1.1 9.2. Nonclinical Toxicology (WBS 9.2) – RESERVED 9.3. Nonclinical Studies (WBS 9.3) – RESERVED 9.4. Clinical Studies (WBS 9.4) – RESERVED 9.5. Regulatory (WBS 9.5) 9.5.1. [***] 9.5.1.1. [***] 9.5.1.2. [***]. 9.5.1.3. [***]. 9.6. CMC (WBS 9.6) – RESERVED 10. Phase X: (CLIN 0010 – Option 9) [***] The contractor shall perform the following tasks and subtasks in accordance with the agreed upon IMS and IMP (defined in 1.1.8 and 1.1.9, respectively), which shall further detail the conduct of the specific tasks and subtasks.

14 10.1. Program Management (WBS 10.1) – Consistent with section 1.1 10.2. Nonclinical Toxicology (WBS 10.2) – RESERVED 10.3. Nonclinical Studies (WBS 10.3) – RESERVED 10.4. Clinical Studies (WBS 10.4) – RESERVED 10.5. Regulatory (WBS 10.5) - [***] 10.5.1. [***] 10.5.2. [***]. 10.5.3. [***]. 10.6. CMC – RESERVED

Attachment #2 – Gantt Chart [***]

_________ _________ ____________ DISCLOSURE OF LOBBYING ACTIVITIES Approved by OMB Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 0348-0046 (See reverse for public burden disclosure.) 1. Type of Federal Action: a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance 2. Status of Federal Action: a. bid/offer/application b. initial award c. post-award 3. Report Type: a. initial filing b. material change For Material Change Only: year quarter date of last report _ _ 4. Name and Address of Reporting Entity: Prime Subawardee Tier , if known : Congressional District, if known : 4c 5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime: Congressional District, if known : 6. Federal Department/Agency: 7. Federal Program Name/Description: CFDA Number, if applicable : _ 8. Federal Action Number, if known : 9. Award Amount, if known : $ 10. a. Name and Address of Lobbying Registrant b. Individuals Performing Services (including address if ( if individual, last name, first name, MI ): different from No. 10a ) (last name, first name, MI ): 11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure. Signature: Print Name: Title: Telephone No.: _ Date: Federal Use Only: Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employeeof any agency, a Member of Congress, an officer or employee of Congress, or an employeeof a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information. 1. Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action. 2. Identify the status of the covered Federal action. 3. Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action. 4. Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants. 5. If the organization filing the report in item 4 checks "Subawardee," then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known. 6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizationallevel below agency name, if known. For example, Department of Transportation, United States Coast Guard. 7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments. 8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001." 9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5. 10. (a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action. (b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI). 11. The certifying official shall sign and date the form, print his/her name, title, and telephone number. According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Attachment #4 - Report of Government Owned, Contractor Held Property

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY	
CONTRACTOR:	**CONTRACT NUMBER:**
ADDRESS:	**REPORT DATE:**
ADDRESS!:	
ADDRESS2:	**FISCAL YEAR:**
CITY:	
STATE:	
ZIP:	

CLASSIFICATION	**BEGINNING OF PERIOD**		**ADJUSTMENTS**			**END OF PERIOD**	
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND >=$25K							
LAND <$25K							
OTHER REAL >=$25K							
OTHER REAL <$25K							
PROPERTY UNDER CONST >=$25K							
PROPERTY UNDER CONST <$25K							
PLANT EQUIP >=$25K							
PLANT EQUIP <$25K							
SPECIAL TOOLING >=$25K							
SPECIAL TOOLING <$25K							
SPECIAL TEST EQUIP >=$25K							
SPECIAL TEST EQUIP <$25K							
AGENCY PECULIAR >=$25K							
AGENCY PECULIAR <$25K							
MATERIAL >=$25K {CUMULATIVE}							
PROPERTY UNDER MFR >=$25K							
PROPERTY UNDER MFR <$25K							

SIGNED BY:			
SIGNATURE		DATE SIGNED:	
NAME PRINTED		Email	
TITLE		TELEPHONE	

Report of Government Owned, Contractor Held Property (Rev 10/2014)

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